   As filed with the Securities and Exchange Commission on February 2, 2001
                                              Securities Act File No. 333-______
                                        Investment Company Act File No. 811-5639




                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM N-2

|X|   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
      File No. 333-

|_|   Pre-Effective Amendment No.
|_|   Post-Effective Amendment No.

                                    and/or

|X| REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 File No. 811-5639

|X|   Amendment No. 17



                        PACHOLDER HIGH YIELD FUND, INC.
               Exact Name of Registrant as Specified in Charter

            8044 Montgomery Road, Suite 480, Cincinnati, Ohio 45236
Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                (513) 985-3200
              Registrant's Telephone Number, including Area Code



                       James P. Shanahan, Jr., Secretary
            8044 Montgomery Road, Suite 480, Cincinnati, Ohio 45236
 Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                         Copies of Communications to:


                             Alan C. Porter, Esq.
                          Kirkpatrick & Lockhart LLP
                        1800 Massachusetts Avenue, N.W.
                             Washington, DC 20036

     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]



       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

------------------------------------------------------------------------------------------------------------------------
                                                                  Proposed            Proposed
                                                                  Maximum              Maximum
                                                Amount Being      Offering            Aggregate         Amount of
   Title of Securities Being Registered          Registered    Price Per Unit (1)   Offering Price   Registration Fees
------------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value and
   Rights to subscribe therefor                   3,174,053         $10.67            $33,867,146         $8,467
========================================================================================================================

(1) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457 on the basis of $10.67 per share, the net asset value per share on January 25, 2001.

                     ------------------------------------

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

                             CROSS REFERENCE SHEET

Part A -- Prospectus

  Items in Part A of Form N-2                                                            Location in Prospectus
  ---------------------------                                              ----------------------------------------------
         1.Outside Front Cover........................................  .  Outside Front Cover
         2.Inside Front and Outside Back Cover Page...................  .  Inside Front Cover; Outside Back Cover
         3.Fee Table and Synopsis.....................................  .  Fee Table and Example; Summary
         4.Financial Highlights.......................................  .  Financial Highlights; Information Regarding
                                                                           Senior Securities
         5.Plan of Distribution.......................................  .  Outside Front Cover; Summary; The Offer
         6.Selling Shareholders.......................................  .  Not applicable
         7.Use of Proceeds............................................  .  Use of Proceeds
         8.General Description of the Registrant......................  .  Outside Front Cover; Summary; The Fund;
                                                                           Trading and Net Asset Value Information;
                                                                           Investment Policies and Limitations; Risk
                                                                           Factors and Special Considerations;
                                                                           Incorporation of Financial Information by
                                                                           Reference
         9.Management.................................................  .  Summary; Management of the Fund
        10.Capital Stock, Long-Term Debt, and Other Securities........  .  Description of Capital Stock
        11.Defaults and Arrears on Senior Securities..................  .  Not applicable
        12.Legal Proceedings..........................................  .  Not applicable
        13.Table of Contents of the Statement of Additional
           Information................................................  .  Not applicable

Part B -- Statement of Additional Information

Items in Part B of Form N-2
---------------------------
        14.Cover Page.................................................  .  Not applicable
        15.Table of Contents..........................................  .  Not applicable
        16.General Information and History............................  .  Summary; The Fund
        17.Investment Objective and Policies..........................  .  Summary; Investment Policies and Limitations
        18.Management.................................................  .  Summary; Management of the Fund
        19.Control Persons and Principal Holders of Securities........  .  Management of the Fund; Description of Capital
                                                                           Stock
        20.Investment Advisory and Other Services.....................  .  Summary; Management of the Fund; The Offer;
                                                                           Custodian, Transfer Agent, Dividend Disbursing
                                                                           Agent and Registrar; Experts
        21.Brokerage Allocation and Other Practices...................  .  Management of the Fund
        22.Tax Status.................................................  .  Federal Taxation
        23.Financial Statements.......................................  .  Incorporation of Financial Statements By
                                                                           Reference

Part C -- Other Information

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                 SUBJECT TO COMPLETION, DATED FEBRUARY 2, 2001

                        PACHOLDER HIGH YIELD FUND, INC.


                       3,174,053 Shares of Common Stock
                 Issuable Upon Exercise of Rights to Subscribe
                        for Such Shares of Common Stock



     Pacholder High Yield Fund, Inc. (the "Fund") is issuing transferable rights to its shareholders. You will receive one right for each share of common stock you own on the record date, which is_______, 2001. These rights entitle you to subscribe for shares of the Fund's common stock. You may purchase one new share of common stock for every three rights you receive. If you receive fewer than three rights, you will be entitled to buy one share. Also, shareholders on the record date may purchase the shares not acquired by other shareholders in this rights offering, subject to the limitations as discussed in this prospectus.

     The subscription price will be the net asset value of a share of common stock on the expiration date of the offer. You will not know the actual subscription price at the time you exercise your rights. Once you subscribe for shares and your payment is received, you will not be able to change your decision.

     The rights are transferable and will be listed for trading on the American Stock Exchange under the symbol "___." The Fund's common stock is listed, and the shares issued in this offer will be listed, on the American Stock Exchange under the symbol "PHF." On January 25, 2001, the net asset value per share of the Fund's common stock was $10.67 and the last reported sale price of a share on the Exchange was $12.4375.

     This offer will expire at 5:00 p.m., Eastern time, on _____, 2001, unless the Fund extends the offer as described in this prospectus.

     The Fund is a diversified, closed-end management investment company with a leveraged capital structure. The Fund's investment objective is to provide a high level of total return through current income and capital appreciation by investing primarily in high yield fixed income securities of domestic companies.

     The Fund's investments in lower rated securities and its leveraged capital structure involve special risks. An investment in the Fund is not appropriate for all investors. No assurance can be given that the Fund will achieve its investment objective. See the "Risk Factors and Special Considerations" section on page [ ] of this prospectus for a more comprehensive discussion of risks.

     Further information concerning the Fund and the securities in which it invests can be found in the Fund's registration statement, of which this prospectus constitutes a part, on file with the Securities and Exchange Commission.

     These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                   Per Share     Total
Estimated Subscription Price.... . $          $
Sales Load...................... . $          $
Estimated Proceeds to Fund...... . $          $

     This prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Investors are advised to read this prospectus and to retain it for future reference.

     All questions and inquiries relating to the offer should be directed to Shareholder Communications Corporation toll free at (800) 809-5942. The Fund's address is 8044 Montgomery Road, Suite 480, Cincinnati, Ohio 45236, and its telephone number is (513) 985-3200.

                            Winton Associates, Inc.
                 The date of this Prospectus is ________, 2001



[red herring]
Information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                TABLE OF CONTENTS

                                                                                             Page
                                                                                             ----
Summary..................................................................................
Fee Table and Example....................................................................
Financial Highlights.....................................................................
Capitalization at December 31, 2000......................................................
Information Regarding Senior Securities..................................................
Trading and Net Asset Value Information..................................................
The Fund.................................................................................
The Offer................................................................................
Use of Proceeds..........................................................................
Investment Policies and Limitations......................................................
Risks Factors and Special Considerations.................................................
Management of the Fund...................................................................
Net Asset Value..........................................................................
Dividends and Distributions..............................................................
Federal Taxation.........................................................................
Description of Capital Stock.............................................................
Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar.......................
Legal Opinions...........................................................................
Reports to Shareholders..................................................................
Experts..................................................................................
Incorporation of Financial Statements by Reference.......................................
Further Information......................................................................
Appendix A...............................................................................       A-1
Appendix B...............................................................................       B-1

                                    SUMMARY

    This summary highlights some of the information from this prospectus. It may not contain all of the information that is important to you. To understand the offer fully, you should read the entire prospectus carefully, including the risk factors.


Purpose of the Offer

    The Board of Directors of the Fund has determined that it is in the best interests of the Fund and its shareholders to increase the number of outstanding shares of the Fund and to increase the assets of the Fund available for investment. In reaching its decision, the Board noted that there are more relatively attractive investment opportunities in the high yield market now than in the recent past. The Board concluded that an increase in the assets of the Fund would permit the Fund to take advantage of attractive investment opportunities, consistent with the Fund's investment objective and policies, while retaining attractive investments in the Fund's portfolio.

    In addition, the Board believes that the issuance of additional shares may enhance the liquidity of the Fund's shares on the American Stock Exchange. Also, the offer may lower the Fund's expense ratio slightly by spreading the Fund's fixed costs over a larger asset base. The Board believes that the offer would permit the Fund to accomplish these objectives while providing existing shareholders with an opportunity to purchase additional shares of common stock at net asset value without paying a brokerage commission.

    The Board has considered the impact of the Offer on its current policy to maintain, subject to market conditions, a relatively stable level of dividends. Based on current market conditions, the Board believes that the Offer will not result in a decrease in the Fund's current level of dividends per share, and will achieve other net benefits for the Fund.


Important Terms of the Offer

    Aggregate number of Shares offered.                3,174,053
    Number of Rights issued to each share-
      holder.                                          One Right for each whole
                                                       share owned on the Record
                                                       Date
    Estimated Subscription Price.                      $[_]
    Subscription ratio.                                One Share for every three
                                                       Rights (1-for-3)


Important Dates to Remember

    . Record Date.                                                                            ______, 2001
    . Expiration Date (payment for Shares and Notices of Guaranteed Delivery due).            ______, 2001*
    . Due date for delivery by brokerage firms or custodian banks of payment and
      Subscription Certificates to Subscription Agent pursuant to Notice of Guaranteed
      Delivery.                                                                               ______, 2001*+
    . Confirmation mailed to Exercising Rights Holders not later than.                        ______, 2001*

* Unless the Offer is extended.
+ A shareholder exercising Rights must deliver either (i) a Subscription
  Certificate and payment for Shares or (ii) a Notice of Guaranteed Delivery by ______, 2001, unless the offer is extended.

Shareholders Should Direct Their Questions to the Information Agent:

                    Shareholder Communications Corporation
                          17 State Street, 27th Floor
                           New York, New York 10004
                           Toll Free: (800) 809-5942

How to Exercise Rights

    If your existing shares are held in a brokerage account or by a custodian bank or trust company, contact your broker or financial advisor for additional instructions on how to participate in the Offer. Complete, sign and date the enclosed Subscription Certificate. Make your check or money order payable to "Pacholder High Yield Fund, Inc." in the amount of $[_] for each Share you wish to buy, including any Shares you wish to buy pursuant to the Over-Subscription Privilege. This payment may be more or less than the actual Subscription Price. Additional payment may be required when the actual Subscription Price is determined.

    You should mail the Subscription Certificate and your payment in the enclosed envelope to Equiserve Trust Company, N.A. in a manner that will ensure receipt prior to 5:00 p.m., Eastern time, on _______, 2001, unless extended.

    Once you subscribe for Shares and your payment is received, you will not be able to change your decision. See "The Offer--Method for Exercising Rights" and "--Payment for Shares."


Terms of the Offer

    The Fund is issuing Rights to its Record Date Shareholders. The Rights entitle you to subscribe for Shares at the rate of one Share for every three Rights held by you. You will receive one Right for each share of Common Stock you hold on the Record Date. For example, if you own 300 shares, you will receive 300 Rights entitling you to purchase up to 100 additional Shares at the Subscription Price. You may exercise Rights at any time from the date of this Prospectus until 5:00 p.m., Eastern time, on ______, 2001, unless extended.

    In addition, if you subscribe for the maximum number of shares to which you are entitled, you also may subscribe for shares that were not otherwise subscribed for by other shareholders. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed below under "The Offer--Over-Subscription Privilege" on page [_].


Sale of Rights

    The Rights are transferable until the Expiration Date of the Offer. The Rights will be listed for trading on the American Stock Exchange. The Fund will use its best efforts to ensure that an adequate trading market for the Rights will exist. No assurance can be given that a market for the Rights will develop. Trading in the Rights on the Exchange may be conducted until the close of trading on the Exchange on the last business day prior to the Expiration Date of the Offer.


Offering Fees and Expenses

    The Fund has agreed to pay the Dealer Manager a fee for its financial advisory, marketing and soliciting services equal to 3.40% of the aggregate Subscription Price for Shares issued pursuant to the Offer. The Dealer Manager will re-allow a part of its fees to other broker-dealers which have assisted in soliciting the exercise of Rights as described in this Prospectus. Other offering expenses incurred by the Fund are estimated at $[_], which includes up to $[_] that may be paid to the Dealer Manager as partial reimbursement for its expenses relating to the Offer.


The Fund

    The Fund has been engaged in business as a diversified, closed-end management investment company since 1988. The Fund's investment objective is to provide a high level of total return through current income and capital appreciation by investing primarily in high yield fixed income securities of domestic companies.

    The Fund invests in a portfolio comprised primarily of lower-rated fixed income securities (commonly referred to as "junk bonds") and other types of high risk securities. The Fund maintains a leveraged capital structure which creates the opportunity for greater total returns, but also involves certain substantial additional risks.

    No assurance can be given that the Fund will achieve its investment objective.


The Adviser

    Pacholder & Company, LLC serves as the Fund's investment adviser.

    William J. Morgan has directed and supervised the overall portfolio management strategy for the Fund since the Fund commenced operations in 1988. Mr. Morgan also has been responsible for the day-to-day management of the Fund's portfolio since June 2000.

    The Adviser's fee is based on the average net assets of the Fund. Thus, the Adviser will benefit from an increase in the Fund's assets resulting from the Offer. The Dealer Manager, the Administrator and Pacholder Associates, affiliates of the Adviser, also will benefit from the Offer.


Risk Factors and Special Considerations

    Before exercising your Rights pursuant to the Offer, you should consider the factors described in this Prospectus, including without limitation, the factors described under "The Fund," "Investment Policies and Limitations" and "Risk Factors and Special Considerations."

    As discussed more fully in the body of this Prospectus, investment in the Fund involves a number of significant risks, including:

    . the possibility that the lower quality securities in which the Fund invests may be more likely to default and more volatile than other debt securities

    . the fluctuation of the Fund's net asset value in connection with changes in the value of its portfolio securities

    . risks associated with the Fund's investments in restricted and illiquid securities, foreign securities, and use of certain investment strategies

The Fund's leveraged capital structure involves certain significant additional risks, including:

    . exaggeration of any increases or decreases in the net asset value of the Common Stock and the yield on the Fund's portfolio

    . the possibility that the dividends payable on the Preferred Stock may exceed the income from the securities purchased by the Fund

Although the Offer will be conducted at net asset value, some dilution will result from the Offer.

    . Shareholders who do not fully exercise their Rights will, upon the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case.

    . Some dilution of the aggregate net asset value of the Common Shares currently owned by the shareholders will occur as a result of the Offer because of expenses of the Offer.

    . If you do not wish to exercise your Rights you can still transfer or sell the Rights as set forth in this Prospectus. The cash you receive from transferring your Rights should serve as partial compensation for any possible dilution of your interest in the Fund. The Fund, however, cannot provide assurance that a market for the Rights will develop. The Fund also cannot give assurance that the Rights will have a specific value or any value at all.

                             FEE TABLE AND EXAMPLE

    The following Fee Table and Example are intended to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly.

Fee Table:

Shareholder Transaction Expenses
    Sales Load (as a percentage of the Subscription Price per Share)(1)............      3.40%

Annual Expenses (as a percentage of net assets attributable to Common Stock)

    Management Fees(2).............................................................      1.54%
    Administration Fees............................................................      0.17%
    Other Expenses(3)..............................................................      0.27%
                                                                                         ----
        Total Annual Expenses......................................................      1.98%
                                                                                         ====

(1) The Fund will pay to broker-dealers that have executed and delivered a Soliciting Dealer Agreement with the Fund solicitation fees equal to 2.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of Rights as a result of their soliciting efforts. The Fund has agreed to pay Winton Associates, Inc. (the "Dealer Manager") a fee for its financial advisory, marketing and soliciting services equal to 0.90% of the aggregate Subscription Price for Shares issued pursuant to the Offer. The Fund also has agreed to reimburse the Dealer Manager for its expenses relating to the Offer up to an aggregate of $[ ]. In addition, the Fund has agreed to pay fees to the Subscription Agent and the Information Agent, estimated to be $[ ] and $[ ], respectively, for their services related to the Offer, excluding reimbursement for their out-of-pocket expenses. These fees and expenses will be borne by the Fund and indirectly by all of the Fund's shareholders, including those shareholders who do not exercise their Rights.

(2) Based on the 0.90% "fulcrum fee" applied to the Fund's net assets attributable to Common Stock as required by SEC regulations. The Fund pays the Adviser a monthly fee at an annual rate ranging from 0.40% to 1.40%. For the fiscal year ended December 31, 2000, the Fund paid management fees equal to 0.64% of its net assets attributable to Common Stock and 0.40% of its average net assets. See "Management of the Fund--The Adviser."

(3) Amounts are based on estimated amounts for the Fund's current fiscal year after giving effect to anticipated net proceeds of the Offer assuming that all of the Rights are exercised and assuming the Fund re-establishes leverage as described under "Description of Capital Stock" at page [ ] of this Prospectus.

Example:

                                                                    Cumulative Expenses Paid for the
                                                                    --------------------------------
                                                                               Period of:
                                                                               ---------
                                                                   1 Year    3 Years   5 Years   10 Years
                                                                   -------   -------   -------   --------
An investor would pay the following expenses on a $1,000
  investment, assuming a 5% annual return throughout the
  periods.                                                          $54       $95       $139      $260

    The Example set forth above assumes reinvestment of all dividends and other distributions at net asset value, and an annual expense ratio of 1.98%. The Fee Table above and the assumption in the Example of a 5% annual return are required by Securities and Exchange Commission ("SEC") regulations applicable to all management investment companies. The Example and Fee Table should not be considered as a representation of past or future expenses or annual rates of return, which may be more or less than those assumed for purposes of the Example and Fee Table. In addition, while the Example assumes reinvestment of all dividends and other distributions at net asset value, participants in the Fund's Dividend

Reinvestment Plan may receive shares purchased or issued at a price or value different from net asset value. See "Dividends and Distributions."

                             FINANCIAL HIGHLIGHTS

     The table below sets forth certain specified information for a share of Common Stock outstanding throughout each period presented. The financial highlights for each of the years in the five year period ended December 31, 1999 have been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose report, along with the most recent financial statements, is incorporated herein by reference. The information should be read in conjunction with those financial statements and notes thereto, which are incorporated herein by reference, in the Fund's December 31, 1999 Annual Report and June 30, 2000 Semi-Annual Report, which are available upon request from the Fund.

                                                        For the Six
                                                       Months Ended
                                                         June 30,
                                                           2000
                                                        (Unaudited)                 Year Ended December 31,
                                                                          1999          1998        1997        1996        1995
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .................. $    13.55   $    15.19   $     17.40  $    17.44  $    16.02  $     16.86
                                                        ----------   ----------   -----------  ----------  ----------  -----------
Net investment income .................................       1.06         2.18          2.30        2.22        2.16         2.19
Net realized and unrealized gain/(loss) on
investments ...........................................      (1.39)       (1.34)        (2.32)       0.83        1.42        (0.06)
                                                        ----------   ----------   -----------  ----------  ----------  -----------
Net increase/(decrease) in net asset value resulting
from operations .......................................      (0.33)        0.84         (0.02)       3.05        3.58         2.13
                                                        ----------   ----------   -----------  ----------  ----------  -----------
Distributions to Stockholders from:
Preferred dividends ...................................      (0.25)       (0.51)        (0.49)      (0.49)      (0.46)       (0.29)
Common:
  Net investment income and short-term gains ..........      (0.84)       (1.68)        (1.70)      (1.72)      (1.70)       (1.90)
  Net realized long-term gains ........................         --           --            --       (0.16)         --           --
                                                        ----------   ----------   -----------  ----------  ----------  -----------
Total distributions to preferred and common
stockholders ..........................................      (1.09)       (2.19)        (2.19)      (2.37)      (2.16)       (2.19)
                                                        ----------   ----------   -----------  ----------  ----------  -----------
Capital Change Resulting from the Issuance of Fund
Shares:
Common Shares .........................................         --        (0.29)           --       (0.69)         --        (0.67)
Preferred Shares ......................................         --           --            --       (0.03)         --        (0.11)
                                                        ----------   ----------   -----------  ----------  ----------  -----------
                                                                --        (0.29)           --       (0.72)         --        (0.78)
                                                        ----------   ----------   -----------  ----------  ----------  -----------
Net asset value, end of period ........................ $    12.13   $    13.55   $     15.19  $    17.40  $    17.44  $     16.02
                                                        ==========   ==========   ===========  ==========  ==========  ===========
Market value per share, end of period ................. $    12.38   $    11.63   $     16.38  $    18.19  $    17.88  $     17.38
                                                        ==========   ==========   ===========  ==========  ==========  ===========
TOTAL INVESTMENT RETURN:
Based on market value per common share (1) ............      12.73%      (19.91%)      (0.16%)      13.23%      14.37%       16.04%
Based on net asset value per common share (2) .........      (4.11%)       2.56%       (3.19%)      15.44%      20.40%       10.68%
RATIOS TO AVERAGE NET ASSETS (3):
  Expenses ............................................       1.13%        1.14%        0.83%        1.47%       1.80%        0.86%
  Net investment income ...............................      10.87%       10.08%        9.72%        8.92%       9.21%       10.45%
SUPPLEMENTAL DATA:
Net assets at end of period, net of preferred stock ... $  115,266   $  128,752   $  108,190   $  123,442  $   87,054  $    79,596
Average net assets during period, net of preferred
stock (000)............................................ $  120,973   $  130,836   $  119,223   $  118,893  $   83,074  $    79,614
Portfolio turnover rate ...............................         18%          37%          88%         116%         76%          83%
Number of preferred shares outstanding at end of
period.................................................  3,500,000    3,500,000    2,450,000    2,450,000   1,650,000    1,650,000
Asset coverage per share of preferred stock
outstanding at end of period........................... $       53   $       57   $       64   $       70  $       73  $        66
Liquidation and average market value per share of
preferred stock........................................ $       20   $       20   $       20   $       20  $       20  $        20

(1)  Total investment return excludes the effects of commissions.

(2) Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed, for purposes of this calculation, to be fully subscribed under the terms of the rights offering.

(3) Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of both the common and preferred shareholders.

                      CAPITALIZATION AT DECEMBER 31, 2000

                                                                                                                   Amount Held
                                                                                                                   -----------
                                                                                                  Amount           By Fund For
                                                                                                  ------           -----------
                             Title of Class                                Amount  Authorized     Outstanding      Its Account
       -------------------------------------------------                   ------------------     -----------      -----------
Common Stock, $.01 par value.......................................         46,500,000 shares     9,522,160 shares      0 shares
Cumulative Preferred Stock, $.01 par value.........................          3,500,000 shares     3,500,000 shares      0 shares

                     INFORMATION REGARDING SENIOR SECURITIES

     The following table shows certain information regarding each class of senior security of the Fund as of the end of each fiscal year of the Fund since its inception.

                                                                                                      Involuntary
                                                                                                      -----------
                                                                                                      Liquidation    Approximate
                                                                                                      -----------    -----------
                                                                Total Amount      Asset Coverage for   Preference   Market Value
                                                                ------------      ------------------   ----------   ------------
                                            At December 31    Outstanding (shs)    Per Share ($) (4)   Shares ($)   Per Share (5)
                                            --------------    -----------------    -----------------   ----------   -------------
8.60% Cumulative Preferred
  Stock................................               1992(1)           10,000                 4,400        1,000             --
                                                      1993               9,400                 5,730        1,000             --
                                                      1994               8,600                 7,852        1,000             --
6.95% Cumulative Preferred
  Stock................................               1995(2)        1,650,000                    66           20             --
                                                      1996           1,650,000                    73           20             --
Cumulative Preferred Stock.............               1997(3)        2,450,000                    70           20             --
                                                      1998(3)        2,450,000                    64           20             --
                                                      1999(3)        3,500,000                    57           20             --
                                                      2000(3)        3,500,000                    47           20             --

     (1) On April 15, 1992, the Fund issued 10,000 shares of 8.60% Cumulative Preferred Stock. In 1993, the Fund redeemed shares of such stock having an aggregate liquidation value of $600,000, and in 1994 the Fund redeemed shares of such stock having an aggregate liquidation value of $800,000.

     (2) On August 15, 1995, the remaining shares of 8.60% Cumulative Preferred Stock were called for redemption and the Fund issued 1,650,000 shares of 6.95% Cumulative Preferred Stock.

     (3) On March 3, 1997, the shares of 6.95% Cumulative Preferred Stock were exchanged on a share-for-share basis for shares of Series A Cumulative Preferred Stock and the Fund issued 800,000 shares of Series B Cumulative Stock. On December 14, 1998, the shares of Series A and Series B Cumulative Preferred Stock were exchanged on a share-for-share basis for shares of Series C and Series D Cumulative Preferred Stock, respectively. On March 26, 1999, the Fund issued 1,050,000 shares of 6.46% Series E Cumulative Preferred Stock. The Fund expects to re-establish leverage upon completion of the Offer. See "The Fund," "Risk Factors and Special Considerations--Risk of Leverage" and "Description of Capital Stock--Preferred Stock."

     (4) Amount shown is per share of Preferred Stock. Calculated by subtracting the Fund's total liabilities (not including senior securities constituting debt but including Preferred Stock) from the Fund's total assets and dividing such amount by the number of outstanding shares of Preferred Stock.

     (5) All shares of Preferred Stock have been issued in private placements and there have been no market transactions.

                    TRADING AND NET ASSET VALUE INFORMATION

    In the past, the Fund's shares have traded both at a premium and at a discount in relation to net asset value. Although the Fund's shares recently have been trading at a premium above net asset value, there can be no assurance that this premium will continue after the Offer or that the shares will not again trade at a discount. Shares of closed-end investment companies frequently trade at a discount from net asset value. See "Risk Factors and Special Considerations."

    The following table shows the high and low closing sale prices of the Fund's Common Stock on the American Stock Exchange (the "Exchange"), quarterly trading volume on the Exchange, the high and low net asset value per share, and the high and low premium or discount at which the Fund's shares were trading for each fiscal quarter during the two most recent fiscal years.

  Quarter Ended             Market Price          Quarterly          Net Asset Value         Premium/(Discount)
  -------------             ------------          ---------          ---------------         ------------------
                                                   Trading                                      To Net Asset
                                                   -------                                      ------------
                                                Volume (000s)                                     Value (%)
                                                -------------                                     ---------
                         High        Low                            High         Low
                         ----        ---                            ----         ---
March 31, 1999            16.75      14.625       1,245,800         15.60       15.10         7.65        (4.78)
June 30, 1999            14.875     14.5625         986,300         15.46       14.69           --*       (4.85)
September 30, 1999        14.75     13.3125         753,800         14.98       13.75         0.83        (2.73)
December 31, 1999         13.50       11.50       1,424,900         13.74       13.49           --*      (14.80)
March 31, 2000            12.75     11.6250         807,600         13.41       12.65           --*      (10.00)
June 30, 2000             12.50       11.50         761,100         12.68       12.13         2.02        (6.97)
September 30, 2000      12.9375       12.25         770,300         12.41       11.75         7.45           --*
December 31, 2000         12.50      9.5625       1,155,100         11.70       10.03         5.77        (4.87)

    * - Not applicable for the quarter

    The net asset value per share of the Fund's Common Stock at the close of business on February 1, 2001 (the last trading date on which the Fund publicly reported its net asset value prior to the announcement of the Offer), and on ______, 2001, was $[ ] and $[ ], respectively, and the last reported sale price of a share of the Fund's Common Stock on the Exchange on those dates was $[ ] and $[ ], respectively.

                                    THE FUND

    Pacholder High Yield Fund, Inc. is a diversified, closed-end management investment company with a leveraged capital structure. The Fund's investment objective is to provide a high level of total return through current income and capital appreciation by investing primarily in high yield fixed income securities of domestic companies. An investment in the Fund may not be appropriate for all investors, and no assurance can be given that the Fund will achieve its investment objective.

    The Fund invests primarily in fixed income securities rated in the lower categories by established rating agencies, consisting principally of fixed income securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") and BB or lower by Standard & Poor's Ratings Group ("S&P"), or unrated fixed income securities deemed by the Adviser to be of comparable quality. Securities rated Ba or lower by Moody's or BB or lower by S&P are commonly referred to as high yield securities or "junk bonds." Such securities generally are regarded by the rating agencies as significantly more speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and more likely to default than higher quality debt securities. (See Appendix A for a description of Bond Ratings.) The Fund also may invest in U.S. dollar denominated high yield debt securities issued by foreign companies, as well as securities issued or guaranteed by foreign governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities. No more than 25% of the Fund's total assets will be invested in U.S. dollar denominated foreign issues. Investment in lower rated securities and foreign securities involves special risks. See "Investment Policies and Limitations" and "Risk Factors and Special Considerations."

    The Fund may invest up to 25% of its total assets in securities that are restricted as to disposition under the federal securities laws or are otherwise not readily marketable, as well as in repurchase agreements maturing in more than seven days. Securities eligible for resale in accordance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), that have legal or contractual restrictions on resale but are otherwise liquid ("Rule 144A Securities") are not subject to this 25% limitation. The Adviser monitors the liquidity of such restricted securities under the supervision of the Board of Directors.

    The Fund may invest in securities that are in the lower rating categories or unrated securities, but only when the Adviser believes that the potential return from such investments remains attractive despite the risks involved. In addition to investing in such lower rated debt securities, the Fund also may invest in equity and other debt securities, and hybrid securities having debt and equity characteristics.

    The Fund is a closed-end investment company. These companies differ from open-end investment companies (commonly referred to as "mutual funds") in that closed-end investment companies have a fixed capital base, whereas open-end companies issue securities redeemable at net asset value at any time at the option of the shareholder and typically engage in a continuous offering of their shares. Accordingly, open-end investment companies are subject to periodic asset in-flows and out-flows that can complicate portfolio management. Closed-end investment companies do not face the prospect of having to liquidate portfolio holdings to satisfy redemptions at the option of shareholders or having to maintain cash positions to meet the possibility of such redemptions. The Fund will, however, be required to have sufficient cash or cash equivalents to meet dividend payments on its preferred stock and to fund certain redemptions of the outstanding shares of preferred stock in certain circumstances. See "Description of Capital Stock--Preferred Stock."

    The Fund completed a non-transferable rights offering in March 1993 that permitted shareholders to acquire, at a subscription price of $16.56, one new share for every four rights held as of the record date of such rights offering. In addition, the Fund completed non-transferable right offerings on March 24, 1994, March 16, 1995, March 14, 1997, and March 18, 1999, which permitted shareholders to acquire, at a subscription price of $17.71, $15.65, $16.25, and $14.72, respectively, one new share for each three rights held as of the respective record dates of such rights offerings. All of the rights issued by the Fund pursuant to the rights offerings completed in March 1993 and March 1994 were exercised and, as a result, 459,088 shares of Common Stock were issued in March 1993 with net proceeds to the Fund of approximately $7.4 million and 1,160,115 shares of Common Stock were issued in March 1994 with net proceeds to the Fund of approximately $20.4 million. All of the rights issued by the Fund pursuant to the rights offerings completed in March 1995 and March 1997 were exercised plus an additional 25% pursuant to the exercise of an over-allotment option by subscribers and, as a result, 1,457,942 new shares of Common Stock were issued in March 1995 with net proceeds to the Fund of approximately $22.0 million and 2,079,850 new shares of Common Stock were issued in March 1997 with net proceeds to the Fund of approximately $32.7 million. All of the rights issued by the Fund pursuant to the rights offering completed in March 1999 were exercised and, as a result, 2,375,662 new shares of Common Stock were issued in April 1999, with net proceeds to the Fund of approximately $33.7 million. All of the net proceeds from the exercise of the rights issued pursuant to the prior rights offerings have been invested in accordance with the Fund's investment objective and policies.

    The Fund was organized as a corporation under the laws of Maryland on August 17, 1988 and has registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's principal office is located at 8044 Montgomery Road, Suite 480, Cincinnati, Ohio 45236, and its telephone number is (513) 985-3200. The Fund's investment adviser is Pacholder & Company, LLC (the "Adviser"), an investment management firm registered with the SEC under the Investment Advisers Act of 1940. See "Management of the Fund--The Adviser."

                                    THE OFFER

Purpose of the Offer

    The Board of Directors of the Fund has determined that it is in the best interests of the Fund and its shareholders to increase the number of outstanding shares of Common Stock and to increase the assets of the Fund available for investment by making the Offer. The Adviser informed the Board of Directors that it believes the high-yield bond market presents a number of attractive investment opportunities. The Board of Directors concluded that an increase in the assets of the Fund would permit the Fund to take advantage of these opportunities, consistent with the Fund's investment objective and policies, while retaining attractive investments in the Fund's portfolio. The Board of Directors believes that the Offer would permit the Fund to accomplish this objective while allowing existing shareholders an opportunity to purchase additional shares of Common Stock at net asset value without paying a brokerage commission.

    The Board of Directors believes that a larger number of outstanding shares and a larger number of shareholders could increase the level of market interest in the Fund and the liquidity of the Fund's shares on the Exchange. The Board of Directors also believes that increasing the size of the Fund may lower its expenses as a percentage of average net assets slightly because the Fund's fixed costs can be spread over a larger asset base.

    The Board of Directors also considered the impact of the Offer on the Fund's current monthly dividends. Based on the Adviser's assessment of current market conditions in the high yield market and available leverage opportunities, the Board of Directors believes the Offer will not result in a decrease in the Fund's current level of dividends per share. For a further discussion of the anticipated impact of the Offer on the Fund's dividends and other distributions, please refer to "Risk Factors and Special Considerations--Dividends and Distributions."

    In considering the Offer and its effect on the Fund and its shareholders, the Board of Directors retained the Dealer Manager to provide the Fund with financial advisory, marketing and soliciting services relating to the Offer, including the structure, timing and terms of the Offer. In addition to the foregoing, the Board of Directors considered, among other things, the benefits and drawbacks of conducting a transferable rights offering versus a non-transferable offering, the pricing structure of the Offer, the effect on the Fund if the Offer is under-subscribed, and the experience of the Dealer Manager in conducting rights offerings.

    The Dealer Manager, the Adviser and the Administrator are affiliates of Pacholder Associates. Since the fees of the Adviser, the Administrator and Pacholder Associates are based on the Fund's average net assets, the Adviser, the Administrator and Pacholder Associates will benefit from an increase in the Fund's assets resulting from the Offer. See "Management of the Fund--The Adviser" and "--Administrative and Accounting Services."

    The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offer. Any such future rights offering will be made in accordance with the 1940 Act.

Terms of the Offer

    The Fund is issuing to its shareholders of record ("Record Date Shareholders"), as of the close of business on _____, 2001 (the "Record Date"), transferable rights ("Rights") entitling the holders thereof to subscribe for an aggregate of 3,174,053 shares (the "Shares") of the Fund's Common Stock (the "Offer"). Each Record Date Shareholder is being issued one Right for each whole share of Common Stock owned on the Record Date. The Rights entitle the holders thereof to subscribe for one Share for every three Rights held (1-for-3) (the "Primary Subscription"). Fractional shares will not be issued upon the exercise of

Rights. Record Date Shareholders issued fewer than three Rights are entitled to subscribe for one Share pursuant to the Primary Subscription.

     The Rights are transferable among Record Date Shareholders and non-Record Date Shareholders. Holders of Rights who are not Record Date Shareholders ("Rights Holders") may purchase Shares in the Primary Subscription, but are not entitled to subscribe for Shares pursuant to the Over-Subscription Privilege described below. Record Date Shareholders and Rights Holders purchasing Shares in the Primary Subscription and Record Date Shareholders who purchase Shares pursuant to the Over-Subscription Privilege are hereinafter referred to as "Exercising Rights Holders." The Shares and Rights will be listed for trading on the Exchange.

    Rights may be exercised at any time during the subscription period (the "Subscription Period"), which commences on ______, 2001 and ends at 5:00 p.m., Eastern time, on ______, 2001, unless extended by the Fund (the "Expiration Date"). The Rights are evidenced by subscription certificates ("Subscription Certificates") that will be mailed to Record Date Shareholders, except as discussed below under "Foreign Shareholders."

    Shares not subscribed for in the Primary Subscription will be offered, by means of the over-subscription privilege (the "Over-Subscription Privilege"), to those Record Date Shareholders who have exercised all Rights issued to them and who wish to acquire more than the number of Shares they are entitled to purchase pursuant to the exercise of their Rights (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share). Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, as more fully discussed below under "Over-Subscription Privilege." For purposes of determining the maximum number of Shares a shareholder may acquire pursuant to the Offer, shareholders whose shares are held of record by Cede & Co. ("Cede"), as nominee for The Depository Trust Company ("DTC"), or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf.

    The first dividend to be paid on Shares acquired upon exercise of Rights will be the first monthly dividend, the record date for which occurs after the issuance of the Shares. Assuming the Subscription Period is not extended, it is expected that the first dividend received by shareholders acquiring Shares in the Offer will be the ______ dividend, which will be paid on the tenth day of ____ to shareholders of record as of the last Business Day of ______. "Business Day" means a day on which the Exchange is open for trading and which is not a Saturday or Sunday or a holiday, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving Day, Christmas Day, or any other day on which banks in New York City are authorized or obligated by law or executive order to close.

    There is no minimum number of Rights that must be exercised in order for the Offer to close.

Over-Subscription Privilege

    Shares not subscribed for by Record Date Shareholders (the "Excess Shares") will be offered, by means of the Over-Subscription Privilege, to the Record Date Shareholders who have exercised all exercisable Rights issued to them (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) and who wish to acquire more than the number of Shares for which the Rights issued to them are exercisable. Record Date Shareholders should indicate, on the Subscription Certificate that they submit with respect to the exercise of the Rights issued to them, how many Excess Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Excess Shares remain, all Record Date Shareholders' over-subscription requests will be honored in full. If Record Date Shareholder requests for Shares pursuant to the Over-Subscription Privilege exceed the Excess Shares available, the available Excess Shares will be allocated pro rata among Record Date Shareholders who over-subscribe based on the number of Rights originally issued to such Record Date Shareholders.

    Banks, brokers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent (as defined herein), before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner's Primary Subscription was exercised in full. Beneficial Owner Certification Forms will be distributed to banks, brokers, trustees and other nominee holders with the Subscription Certificates.

    The Fund will not offer or sell in connection with the Offer any Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

Subscription Price

    The Subscription Price for each Share to be issued pursuant to the Offer will be the net asset value of a share of Common Stock as of the close of business on the Expiration Date.

    Exercising Rights Holders will not know the actual Subscription Price at the time of exercise and will be required initially to pay for Shares at the Estimated Subscription Price of $[ ] per Share (based on the Fund's net asset value per share on ______, 2001). The actual Subscription Price may be more than the Estimated Subscription Price.

    On February 2, 2001, the Fund announced its intention to make the Offer.
The net asset values per share at the close of business on February 1, 2001 (the last trading date on which the Fund publicly reported its net asset value prior to the announcement) and on ______, 2001 were $[ ] and $[ ], respectively, and the last reported sale prices of a share on the Exchange on those dates were $[ ] and $[ ], respectively.

Expiration of the Offer

    The Offer will expire at 5:00 p.m., Eastern time, on ______, 2001, unless extended by the Fund. The Rights will expire on the Expiration Date and thereafter may not be exercised. The Fund may make one or more extensions of the Offer, as discussed below, up to an aggregate of 45 days from the Expiration Date. Any extension of the Offer will be followed as promptly as practicable by announcement thereof. Such announcement will be issued no later than 9:00 a.m., Eastern time, on the next Business Day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.

Subscription Agent

    The subscription agent is Equiserve Trust Company, N.A. (the "Subscription Agent"). The Subscription Agent will receive for its administrative, invoicing and other services as subscription agent a fee estimated to be approximately $[ ], excluding reimbursement for its processing and out-of-pocket expenses related to the Offer. Questions regarding the Subscription Certificates should be directed to Shareholder Communications Corporation at (800) 809-5942 (toll free); shareholders also may consult their brokers or nominees. Completed Subscription Certificates must be sent together with proper payment of the Estimated Subscription Price for all Shares subscribed for in the Primary Subscription and the Over-Subscription Privilege to the Subscription Agent by one of the methods described below. Alternatively, Notices of Guaranteed Delivery may be sent by brokerage firms and custodian banks and trust companies exercising Rights on behalf of Exercising Rights Holders whose Shares are held by such institutions by facsimile to (781) 575-4826 to be received by the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date. Facsimiles should be confirmed by telephone at (781) 575-4816. The

Fund will accept only properly completed and executed Subscription Certificates actually received at any of the addresses listed below, prior to 5:00 p.m., Eastern time, on the Expiration Date or by the close of business on the third Business Day after the Expiration Date following timely receipt of a Notice of Guaranteed Delivery. See "Payment for Shares" below.

                        (1)  BY FIRST CLASS MAIL:

                        Equiserve Trust Company, N.A.
                        Attn: Corporate Actions
                        PO Box 43025
                        Providence, RI 02940-3025

                        (2)  BY OVERNIGHT COURIER:

                        Equiserve Trust Company, N.A.
                        Attn: Corporate Actions
                        40 Campanelli drive
                        Braintree, MA 02184

                        (3)  BY HAND:

                        Securities Transfer & Reporting Services, Inc. C/O Equiserve Trust Company, N.A.
                        100 Williams Street, Galleria
                        New York, NY 10038

DELIVERY TO AN ADDRESS OTHER THAN ONE OF THE ADDRESSES LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

Method for Exercising Rights

    Rights are evidenced by Subscription Certificates that, except as described below under "Foreign Shareholders," will be mailed promptly following the Record Date to Record Date Shareholders or, if a shareholder's shares are held by Cede or any other depository or nominee on their behalf, to Cede or such depository or nominee. Rights may be exercised by completing and signing the Subscription Certificate that accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment in full for the Shares to be purchased at the Estimated Subscription Price by the Expiration Date. Rights may also be exercised by contacting your broker, bank or trust company, which can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate pursuant to a Notice of Guaranteed Delivery by the close of business on ______, 2001, the third Business Day after the Expiration Date. A fee may be charged by the broker, bank or trust company for this service. Fractional Shares will not be issued upon the exercise of Rights.

    Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date at one of the addresses set forth above (unless the guaranteed delivery procedures are complied with as described below under "Payment for Shares"). Exercising Rights Holders will have no right to rescind their subscriptions after receipt of their payment for Shares by the Subscription Agent.

    Shareholders Who are Record Owners. Shareholders who are record owners can choose between two options to exercise their Rights, as described below under "Payment for Shares." If time is of the essence, option (2) under "Payment for Shares" below will permit delivery of the Subscription Certificate and payment after the Expiration Date, but such delivery of the Subscription Certificate must be accompanied by a Notice of Guaranteed Delivery from a financial institution meeting certain requirements.

    Shareholders Whose Shares are Held by a Nominee. Shareholders whose shares are held by a nominee, such as a bank, broker or trustee, must contact that nominee to exercise their Rights. In such case, the nominee will complete the Subscription Certificate on behalf of the shareholder and arrange for proper payment by one of the methods described below under "Payment for Shares."

    Nominees. Nominees who hold shares for the account of others should notify the beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment as described below under "Payment for Shares."

Information Agent

    Any questions or requests for assistance concerning the method of subscribing for Shares or for additional copies of this Prospectus or Subscription Certificates or Notices of Guaranteed Delivery may be directed to Shareholder Communications Corporation (the "Information Agent") at its telephone number and address listed below:

                          17 State Street, 27th floor
                           New York, New York 10004
                           Toll Free: (800) 809-5942

Shareholders also may contact their brokers or nominees for information with respect to the Offer. The Information Agent will receive a fee estimated to be $[ ], excluding reimbursement for its out-of-pocket expenses related to the Offer.

Payment for Shares

    Shareholders who wish to acquire Shares pursuant to the Offer may choose between the following methods of payment:

    (1) An Exercising Rights Holder may send the Subscription Certificate together with payment (based on the Estimated Subscription Price) for the Shares acquired in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent. A subscription will be accepted when payment, together with a properly completed and executed Subscription Certificate, is received by the Subscription Agent's office at one of the addresses set forth above no later than 5:00 p.m., Eastern time, on the Expiration Date. The Subscription Agent will deposit all checks and money orders received by it for the purchase of Shares into a segregated account and the proceeds will be held by the Fund in an interest-bearing account at its custodian bank (the interest from which will accrue to the benefit of the Fund) pending proration and distribution of Shares. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN U.S. DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK OR BRANCH LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO PACHOLDER HIGH YIELD FUND, INC. AND MUST ACCOMPANY A PROPERLY COMPLETED AND EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED. EXERCISE BY THIS METHOD IS SUBJECT TO ACTUAL COLLECTION OF CHECKS BY 5:00 P.M., EASTERN TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, SHAREHOLDERS ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF A CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

    (2) Alternatively, an Exercising Rights Holder may acquire Shares, and a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., Eastern time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile (telecopy) or otherwise FROM A FINANCIAL INSTITUTION THAT IS A MEMBER OF THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM, THE STOCK EXCHANGE MEDALLION PROGRAM OR THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM guaranteeing delivery of (i) payment of the Estimated Subscription Price for the Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate and full payment for the Shares is received by the Subscription Agent by the close of business on ______, 2001, the third Business Day after the Expiration Date.

    On a date within eight Business Days following the Expiration Date (the "Confirmation Date"), the Subscription Agent will send to each Exercising Rights Holder (or, if shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee) a confirmation showing (i) the number of Shares purchased pursuant to the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) any excess to be refunded by the Fund to such Exercising Rights Holder as a result of payment for Shares pursuant to the Over-Subscription Privilege which the Exercising Rights Holder is not acquiring and (iv) any additional amount payable by such Exercising Rights Holder to the Fund or any excess to be refunded by the Exercising Rights Holder to the Fund, in each case, based on the actual Subscription Price as determined on the Expiration Date. Any additional payment required from Exercising Rights Holders must be received by the Subscription Agent within seven Business Days after the Confirmation Date. Any excess payment to be refunded by the Fund to an Exercising Rights Holder will be mailed by the Subscription Agent as promptly as practicable. All payments by Exercising Rights Holders must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States and payable to PACHOLDER HIGH YIELD FUND, INC.

    The Subscription Agent will deposit all checks received by it prior to the final payment date into a segregated interest-bearing account (which interest will accrue to the benefit of the Fund) pending proration and distribution of the Shares.

    WHICHEVER OF THE TWO METHODS DESCRIBED ABOVE IS USED, ISSUANCE OF THE SHARES PURCHASED IS SUBJECT TO COLLECTION OF CHECKS AND ACTUAL PAYMENT. IF A HOLDER OF RIGHTS WHO SUBSCRIBES FOR SHARES PURSUANT TO THE PRIMARY SUBSCRIPTION OR OVER-SUBSCRIPTION PRIVILEGE DOES NOT MAKE PAYMENT OF ANY AMOUNTS DUE BY THE TENTH BUSINESS DAY AFTER THE CONFIRMATION DATE, THE SUBSCRIPTION AGENT RESERVES THE RIGHT TO TAKE ANY OR ALL OF THE FOLLOWING ACTIONS: (I) FIND OTHER RECORD DATE SHAREHOLDERS FOR SUCH SUBSCRIBED AND UNPAID FOR SHARES; (II) APPLY ANY PAYMENT ACTUALLY RECEIVED BY IT TOWARD THE PURCHASE OF THE GREATEST WHOLE NUMBER OF SHARES WHICH COULD BE ACQUIRED BY SUCH HOLDER UPON EXERCISE OF THE PRIMARY SUBSCRIPTION AND/OR OVER-SUBSCRIPTION PRIVILEGE, AND/OR (III) EXERCISE ANY AND ALL OTHER RIGHTS OR REMEDIES TO WHICH IT MAY BE ENTITLED, INCLUDING WITHOUT LIMITATION, THE RIGHT TO SET OFF AGAINST PAYMENTS ACTUALLY RECEIVED BY IT WITH RESPECT TO SUCH SUBSCRIBED SHARES.

    THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE FUND WILL BE AT THE ELECTION AND RISK OF THE EXERCISING RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., EASTERN TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR,

YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

    All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Subscription Agent determines in its sole discretion. The Subscription Agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

    EXERCISING RIGHTS HOLDERS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTION AFTER RECEIPT OF THEIR PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT, EXCEPT AS PROVIDED BELOW UNDER "NOTICE OF NET ASSET VALUE DECLINE."

Sale of Rights

     The Rights are transferable until the Expiration Date. The Rights will be listed on the Exchange, subject to notice of issuance. The Fund will use its best efforts to ensure that an adequate trading market for the Rights will exist, although no assurance can be given that a market for the Rights will develop. Trading in the Rights on the Exchange is expected to be conducted on a when-issued basis from______, 2001 until and including _______, 2001. Thereafter, Rights are expected to trade on the Exchange on a regular way basis until and including________, 2001, the last Business Day prior to the Expiration Date. Exercising Rights Holders are encouraged to contact their broker, bank or financial advisor for more information about trading of the rights.

     Sales Through Subscription Agent. Record Date Shareholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights in the market. Subscription Certificates representing the Rights to be sold by the Subscription Agent must be received on or before______, 2001 (or if the Offer is extended, until two Business Days prior to the Expiration Date). Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will use its best efforts to complete the sale in the market and the Subscription Agent will remit the proceeds of sale, net of commissions, to the Record Date Shareholders. Any commissions on sales of Rights will be paid by the selling Record Date Shareholders. If the Rights can be sold, sales of such Rights will be deemed to have been effected at the weighted-average price received by the Subscription Agent on the day such Rights are sold. The sale price of any Rights sold will be based upon the then current market price for the Rights, less amounts comparable to the usual and customary brokerage fees. The Subscription Agent will also attempt to sell all Rights that remain unclaimed as a result of Subscription Certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth Business Day prior to the Expiration Date. Such sales will be made net of commissions on behalf of the non-claiming Record Date Shareholders. The Subscription Agent will hold the proceeds from those sales for the benefit of such non-claiming Record Date Shareholders until such proceeds are either claimed or escheat. There can be no assurance that the Subscription Agent will be able to complete the sale of any such Rights and neither the Fund nor the Subscription Agent has guaranteed any minimum sales price for the Rights.

     Other Transfers. The Rights evidenced by a Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new Subscription Certificate to the transferee evidencing such transferred Rights. In such event, a new Subscription Certificate evidencing the balance of the Rights, if any, will be issued to the Record Date Shareholder or, if the Record Date Shareholder so instructs, to an additional transferee.

The signature on the Subscription Certificate must correspond with the name as written upon the face of the Subscription Certificate in every particular, without alteration or enlargement, or any change whatever. A signature guarantee must be provided by an eligible financial institution as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), subject to the standards and procedures adopted by the Fund.

     Record Date Shareholders wishing to transfer all or a portion of their Rights should allow at least five Business Days prior to the Expiration Date for
(i) the transfer instructions to be received and processed by the Subscription Agent; (ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any; and (iii) the Rights evidenced by such new Subscription Certificate to be exercised or sold by the recipients thereof. Neither the Fund nor the Subscription Agent nor the Dealer Manager shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

     Except for the fees charged by the Subscription Agent or the Dealer Manager's fees and solicitation fees (which will be paid by the Fund), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of such commissions, fees or expenses will be paid by the Fund, the Subscription Agent or the Dealer Manager.

     The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription (and the Over-Subscription for Record Date Shareholders) may be effected through, the facilities of The Depository Trust Company ("DTC"). Rights exercised through DTC are referred to as "DTC Exercised Rights."

Distribution Arrangements

    Winton Associates, Inc., 8044 Montgomery Road, Suite 480, Cincinnati, Ohio, which is a broker-dealer and member of the National Association of Securities Dealers, Inc., will act as the Dealer Manager for the Offer. Under the terms and subject to the conditions contained in the Dealer Manager Agreement dated the date hereof (the "Dealer Manager Agreement"), the Dealer Manager will provide financial advisory and marketing services in connection with the Offer and will solicit the exercise of Rights and participation in the Over-Subscription Privilege. The Offer is not contingent upon any number of Rights being exercised.

    The Fund has agreed to pay the Dealer Manager a fee for its financial advisory, marketing and soliciting services equal to 0.90% of the aggregate Subscription Price for Shares issued pursuant to the Offer. In addition, the Fund may reimburse the Dealer Manager up to an aggregate of $[ ] for its out-of-pocket costs and expenses incurred in connection with the Offer.

    The Fund will pay to broker-dealers that have entered into a Soliciting Dealer Agreement with the Fund, solicitation fees equal to 2.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of Rights as a result of their soliciting efforts. Fees will be paid to the broker-dealer designated on the applicable portion of the Subscription Certificate.

    The Fund has agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act. The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by such Agreement except for any act of bad faith, willful misconduct or gross negligence of the Dealer Manager, or reckless disregard by the Dealer Manager of its obligations and duties under such Agreement.

    The Dealer Manager is a wholly-owned subsidiary of Pacholder Associates, an affiliate of the Adviser. See "Management of the Fund--The Adviser." William J. Morgan and James P. Shanahan, Jr., officers and/or directors of the Fund, are officers and directors of the Dealer Manager.


Delivery of Share Certificates

    Except as described herein, certificates representing Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege will be mailed promptly after the expiration of the Offer once full payment for such Shares has been received and cleared. Participants in the Fund's Dividend Reinvestment Plan (the "Plan") will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their shareholder dividend reinvestment accounts in the Plan. Stock certificates will not be issued for Shares credited to Plan accounts. Participants in the Plan wishing to exercise Rights for the shares held in their accounts in the Plan must exercise such Rights in accordance with the procedures set forth above. Shareholders whose shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealer's behalf will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription privilege credited to the account of Cede or such other depository or nominee. Certificates representing such Shares will be sent directly to Cede or such other depository or nominee.

Foreign Shareholders

    Subscription Certificates will not be mailed to Record Date Shareholders whose record addresses are outside the United States (the term "United States" includes the states, the District of Columbia, and the territories and possessions of the United States) ("Foreign Record Date Shareholders"). Foreign Record Date Shareholders will be sent written notice of the Offer. The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Shareholders' accounts until instructions are received to exercise the Rights. If no instructions have been received by 5:00 p.m., Eastern time, on the Expiration Date, the Rights of those Foreign Record Date Shareholders will expire and thereafter may not be exercised.

Federal Income Tax Consequences of the Offer

     The following is a general summary of the significant federal income tax consequences of the receipt of Rights by a Record Date Shareholder and a subsequent lapse, exercise or sale of such Rights. The discussion also addresses the significant federal income tax consequences to a holder that purchases Rights in a secondary-market transaction (e.g., on the Exchange). The discussion is based upon applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations promulgated thereunder and other authorities currently in effect, and does not address foreign, state or local tax consequences. Moreover, the discussion assumes that the fair market value of the Rights distributed to all of the Record Date Shareholders will, upon the date of such distribution, be less than 15% of the total fair market value of all of the Fund's Common Stock on such date.

     Record Date Shareholders. For federal income tax purposes, neither the receipt nor the exercise of Rights by a Record Date Shareholder will result in taxable income to such shareholder, and no taxable loss will be realized by a Record Date Shareholder who allows his Rights to expire without exercise. A taxable gain or loss recognized by a Record Date Shareholder upon a sale of a Right will be a capital gain or loss (assuming the Right is held as a capital asset at the time of sale) and will be a short-term capital gain or loss. A Record Date Shareholder's holding period for a share of Common Stock acquired upon exercise of a Right (a "New Share") begins with the date of exercise of the Right. A taxable gain or loss recognized by a Record Date Shareholder upon a sale of a New Share will be a capital gain or loss (assuming the New

Share is held as a capital asset at the time of sale) and will be a long-term capital gain or loss if the New Share has been held at the time of sale for more than one year.

     Unless a Record Date Shareholder makes the election described in the following paragraph, his basis for determining gain or loss upon the sale of a Right will be zero and his basis for determining gain or loss upon the sale of a New Share will be equal to the sum of the Subscription Price for the New Share and any servicing fee charged to the shareholder by his broker, bank or trust company. Moreover, unless a Record Date Shareholder makes the election described in the following paragraph, the receipt of a Right and the lapse, sale or exercise thereof will have no effect on the federal income tax basis of those shares of Common Stock of the Fund that such shareholder originally owned ("Original Shares").

     A Record Date Shareholder may make an election to allocate the federal income tax basis of his Original Shares between such Original Shares and all of the Rights that he receives pursuant to the Offer in proportion to their respective fair market values as of the date of distribution of the Rights. Thus, if such an election is made and the Record Date Shareholder sells or exercises his Rights, the shareholder's basis in his Original Shares will be reduced by an amount equal to the basis allocated to the Rights. This election is irrevocable and must be made in a statement attached to the shareholder's federal income tax return for the taxable year in which the Rights are distributed. If an electing Record Date Shareholder exercises his Rights, the basis of his New Shares will be equal to the sum of the Subscription Price for such New Shares (as increased by any servicing fee charged to the shareholder by his broker, bank or trust company) plus the basis allocated to such Rights as described above. Accordingly, Record Date Shareholders should consider the advisability of making the above-described election if they intend to exercise their Rights. However, if an electing Record Date Shareholder does not sell or exercise his Rights, no taxable loss will be realized as a result of the lapse of such Rights and no portion of the shareholder's basis in his Original Shares will be allocated to the unexercised Rights.

     Purchasers of Rights. For federal income tax purposes, the exercise of Rights by a purchaser who acquires such Rights on the Exchange (or in another secondary-market transaction) will not result in taxable income to such purchaser, and a taxable loss will be realized by a purchaser who allows his Rights to expire without exercise. Such taxable loss will be a short-term capital loss if the purchaser holds the Rights as capital assets at the time of their expiration. A taxable gain or loss recognized by a purchaser upon a sale of a Right will be a capital gain or loss (assuming the Right is held as a capital asset at the time of sale) and will be a short-term capital gain or loss. A purchaser's basis for determining gain or loss upon the sale of a New Share acquired through the exercise of a Right will be equal to the sum of the Subscription Price for the New Share plus the purchase price of the Right or Rights that were exercised in order to acquire such New Share (with such Subscription Price and purchase price each being increased by any applicable servicing fees charged to the purchaser by his broker, bank or trust company). A purchaser's holding period for a New Share acquired upon exercise of a Right begins with the date of exercise of the Right. A taxable gain or loss recognized by a purchaser upon a sale of a New Share will be a capital gain or loss (assuming the New Share is held as a capital asset at the time of sale) and will be a long-term capital gain or loss if the New Share has been held at the time of sale for more than one year.

Notice of Net Asset Value Decline

    The Fund has, as required by the SEC's registration form, undertaken to suspend the Offer until it amends this Prospectus if, subsequent to the effective date of the Fund's Registration Statement, the Fund's net asset value declines more than 10% from its net asset value as of that date. Accordingly, the Expiration Date would be extended and the Fund would notify Record Date Shareholders of any such decline and permit Exercising Rights Holders to cancel their exercise of Rights.

Employee Plan Considerations

    Shareholders that are tax-deferral arrangements, such as plans qualified under Code section 401(a) (including corporate savings plans, 401(k) plans, and Keogh plans of self-employed individuals), individual retirement accounts under Code section 408(a) ("IRAs"), Roth IRAs under Code section 408A, and custodial accounts under Code section 403(b) (collectively, "Retirement Plans"), should be aware that additional contributions of cash to a Retirement Plan (other than permitted rollover contributions or trustee-to-trustee transfers from another Retirement Plan) in order to exercise Rights, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or non-deductible contributions or the Retirement Plan's loss of its tax-favored status. Furthermore, the sale or transfer of Rights may be treated as a distribution or result in other adverse tax consequences. In the case of Retirement Plans qualified under Code section 401(a) and certain other Retirement Plans, additional cash contributions could cause the maximum contribution limitations of Code section 415 or other qualification rules to be violated.

    Retirement Plans and other tax-exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Code section 511. If any portion of an IRA or a Roth IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA or Roth IRA owner, which may result in current income taxation and penalty taxes.

    The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules that may apply to the exercise of Rights by Retirement Plans. Retirement Plans that are not subject to ERISA (such as governmental plans) may be subject to state law restrictions that could affect the decision to exercise or transfer Rights. Due to the complexity of these rules and the penalties for non-compliance, shareholders that are Retirement Plans should consult with their counsel and other advisors regarding the consequences of their exercise of Rights under ERISA, the Code and, where applicable, state law.

                                 USE OF PROCEEDS

    Assuming all Shares offered hereby are sold at the Estimated Subscription Price of $[ ] per Share, the net proceeds of the Offer are estimated to be $[ ] after payment of the Dealer Manager's fees, the solicitation fees and the estimated offering expenses. These expenses will be borne by the Fund and will reduce the net asset value of the Fund's shares. The Adviser anticipates that investment of substantially all of such net proceeds in accordance with the Fund's investment objective and policies will take up to sixty days from their receipt by the Fund, depending on market conditions and the availability of appropriate securities for purchase, but in no event is such investment expected to take longer than six months. Pending such investment, the proceeds will be held in high quality short-term money market instruments and U.S. Government securities (which term includes obligations of the U.S. Government, its agencies or instrumentalities).

                       INVESTMENT POLICIES AND LIMITATIONS

    The Fund's investment objective is to provide a high level of total return through current income and capital appreciation by investing primarily in high yield fixed income securities of domestic companies. Under normal circumstances, the Fund invests at least 80% of the value of its assets in high yield securities. No assurance can be given that the Fund will be able to achieve its investment objective. The Fund's investment objective and non-fundamental investment policies may be changed by the Board of Directors without shareholder approval.

Investment Philosophy and Analysis

    The Adviser seeks to identify and purchase for the Fund fixed income securities which have a higher relative value and more favorable risk return characteristics than the high yield market as a whole. As part of this strategy, the Fund may seek to invest a portion of its portfolio in securities which are trading at a significant discount from their face value or principal amount. These securities offer the potential for significant capital appreciation if the issuer is able to pay the security at maturity or to redeem the issue at face value, or if the credit quality of the security improves. Conversely, these securities may take considerable time to appreciate in value and, in some cases, may become less valuable or worthless, particularly in the event of a default or the bankruptcy of the issuer.

    The Adviser believes that the risks associated with investing in securities trading at a significant discount from their face value or principal amount can be managed through credit, financial and legal analysis and research, and through portfolio diversification. The Adviser also attempts to manage risk through acquisition of securities generally at or near its estimate of their liquidation values.

    In analyzing prospective investments for the Fund, the Adviser generally considers a number of factors including the following:

        1. Financial Condition.   The Adviser performs credit and financial
    analysis, emphasizing cash flow, on all investments. Generally, the Fund will avoid investment in a company if the Adviser believes accurate financial and business information is not available.

        2. Value of Assets. The Adviser generally estimates the value of a company to measure the risk of loss in case the company is unable to meet its debt obligations. If the investment is purchased at or below this value, the ultimate risk of loss may be reduced. Additionally, in certain cases, sale of the assets of a company may provide more value than its continued operation.

        3. Business Prospects. The Adviser generally considers the industry outlook and competitive factors, which may include supplier and customer relationships, strengths and weaknesses of products, viability of product lines and other considerations in an effort to determine the company's business prospects. In most cases a high level of total return will be realized through the value inherent in the continued operation of the company's business.

        4. Capital Structure. The Adviser reviews the terms of each debt instrument in order to assess the priority of the Fund's investment relative to other debt and equity holders. The Fund generally will seek a position in the capital structure of a company which will enable it to preserve the value of its investment in the case of a restructuring or a liquidation. In some cases, seniority in the capital structure, particularly when coupled with secured status, provides the opportunity for significant influence in the event of a bankruptcy or restructuring.

        5. Management. The Adviser considers the depth and capabilities of the management team to assess its ability to lead a company through financial or operating difficulties. The Adviser also considers management's ownership interest in the company. When management has a substantial equity stake in the company, the Adviser believes management will be motivated to enhance and protect its interest in the company and to avoid liquidation, reorganization or bankruptcy.

        6. Capital Requirements.   The Adviser considers a company's needs for
    additional capital and the potential sources for such capital.


Portfolio Investments

    The Fund invests in a diversified portfolio comprised primarily of publicly traded bonds, debentures, notes and preferred stocks issued by domestic companies which generally have market capitalizations (including debt) of at least $100 million. These securities are generally traded in the over-the-counter market, but may be listed on an exchange. The Fund is not restricted as to the nature or type of debt or equity securities in which it may invest. Debt securities in which the Fund invests may or may not bear fixed or variable rates of interest, or carry equity features, such as conversion or exchange rights, or warrants for the acquisition of shares of stock of the same or a different company, and may or may not have been issued in connection with a leveraged buy-out. The Fund also may invest in privately placed debt securities and in hybrid securities, such as debt with warrants attached, and other privately held obligations of, in most cases, public companies, such as loans, credit paper and loan participations.

    As of December 31, 2000, the percentage of the Fund's assets invested in fixed income securities within the various rating categories, determined on a dollar-weighted average, were as follows:

           Rating Category            Percentage*
           ---------------            -----------
           BB or Ba.                        9.6
           B.                              67.3
           CCC or Caa.                      8.0
           CC or Ca.                          0
           C.                                 0
           D.                               0.5
           Unrated.                         9.4
           Equity.                          2.4
           Cash and Cash Equivalents.       2.8
                                            ---
               Total Investments.        100.00
                                         ======

           * Based on the S&P rating if the security is rated by S&P, otherwise based on the Moody's rating.

    The Adviser anticipates that most of the companies issuing securities acquired by the Fund will not be involved, at the time of acquisition or thereafter, in reorganization, restructuring or bankruptcy proceedings. However, the Fund may from time to time become an active participant in those activities. It is the policy of the Fund not to invest in the securities of an issuer for the purpose of exercising control or management. The Adviser may, however, intentionally seek an active role in reorganization, restructuring or bankruptcy proceedings at the time of investment, or may decide to assume such a role as a result of subsequent events. Active participation is often necessary to monitor a non-accruing security and to avoid the divisive techniques used by management and certain creditors to enhance their own positions at the expense of other creditors. The Adviser's active participation in reorganization, restructuring or bankruptcy proceedings, whether as a member of creditors' or equity holders' committees or otherwise, may restrict for some time the Fund's ability to sell the related portfolio securities.

Additional Investment Policies

    Private Placements. The Fund may invest up to 25% of its total assets in securities that are subject to restrictions on resale because they have not been registered under the Securities Act. The Fund may purchase restricted securities that, although privately placed, may be offered and sold to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act.

    Zero Coupon Securities. The Fund may invest in zero coupon securities. Zero coupon securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Interest earned on zero coupon securities accretes at a stated yield until the security reaches its face amount at maturity. Generally, the prices of zero coupon securities may be more sensitive to market interest rate fluctuations than conventional securities.

    Foreign Investments.   The Fund may invest up to 25% of its total assets in
U.S. dollar denominated securities or other obligations of foreign companies issued or trading in the United States. Investing in the securities of foreign issuers involves special risks not typically associated with investing in U.S. companies. See "Risk Factors and Special Considerations--Foreign Securities" for a discussion of the risks of investing in foreign securities.

    Non-Accruing Securities. Some of the Fund's portfolio investments may not be current on payment of interest or dividends or may be in default at the time of acquisition ("non-accruing securities"). Non-accruing securities may present the opportunity for significant capital appreciation based on the Adviser's estimation of their liquidation or reorganization value. There can be no assurance, however, that such capital appreciation will occur or that it will occur within the time frame estimated by the Adviser. Non-accruing securities may be less liquid and more volatile than other portfolio securities. Consistent with the Fund's objective of obtaining high levels of current income, non-accruing securities will generally comprise no more than 20% of the Fund's net assets. However, some portfolio securities may become non-accruing securities after they are acquired by the Fund. Given the unpredictability of performance by the issuers of the Fund's portfolio investments, it is impossible to estimate the amount of the Fund's assets which could become invested in non-accruing securities. Accordingly, there can be no assurance that the level of non-accruing securities will not exceed 20% of the Fund's net assets. The Adviser will not purchase additional non-accruing securities for the Fund if, at the time of proposed acquisition, non-accruing securities comprise 20% or more of the net assets of the Fund.

    Equity Securities. Equity securities will generally comprise no more than 10% of the Fund's total assets. Equity securities are defined as common stocks and preferred stocks without mandatory redemption features and do not include bonds, debentures or other debt obligations that are convertible into equity securities. The Adviser will not purchase additional equity securities for the Fund if, at the time of proposed acquisition, equity securities comprise 10% or more of the Fund's total assets. However, there can be no assurance that the Fund's investments in equity securities will not exceed 10% of its total assets, particularly if issuers of portfolio securities become involved in restructuring or reorganization proceedings that result in the conversion of debt obligations into equity securities or if there is an increase in the value of the equity securities held by the Fund relative to the Fund's debt obligations.

    Industrial Development Bonds. The Fund may from time to time invest in certain industrial development bonds, including pollution control revenue bonds. Industrial development bonds are issued by governmental entities but are payable solely by the companies which own and operate the facilities financed by the bonds. The Fund will not invest in industrial development bonds to obtain any tax benefits associated with such investments.

    Temporary Investments. There may be times when securities satisfying the Adviser's investment criteria are unavailable or when, in the Adviser's judgment, conditions in the securities markets render investment in such securities inconsistent with the Fund's investment strategy and the best interests of shareholders. During these periods, or pending investment in such securities, the Fund may invest in temporary investments. For this purpose, temporary investments include (i) short-term debt obligations, such as commercial paper, bank certificates of deposit, bankers' acceptances and short-term obligations of the U.S. Government, its agencies or instrumentalities, and repurchase agreements with respect to any of the foregoing, and (ii) certain corporate fixed income securities, such as variable or floating rate notes and preferred stock, with structural characteristics which are intended to reduce the risk of loss from interest rate fluctuations. Temporary investments with longer maturities may be rated in the lower rating categories classified by Moody's or S&P or may not be rated. The yield on temporary investments generally will tend to be lower than the yield on the Fund's other portfolio securities. All temporary investments will be paying interest currently at the time of purchase. It is impossible to predict when, for how long or to what extent temporary investments will be utilized.

    When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased and sold with delivery and payment beyond the regular settlement date. The settlement of when-issued transactions can take place a month or more after the date of the transaction. The prices of the securities so purchased are subject to market fluctuation during this period and no interest accrues to the purchaser prior to the date of settlement. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of the security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis will have the effect of leverage and may increase the volatility of the Fund's net asset value. In addition, since the Fund is dependent on the party issuing the when-issued or delayed delivery security to complete the transaction, failure by the other party to deliver the securities as arranged would result in the Fund's loss of an investment opportunity.

    When, As and If Issued Securities. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

    Repurchase Agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which are considered to be loans under the 1940 Act, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying securities ("collateral"), which are held by the Fund's custodian bank, at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the date when the repurchase is to occur. Repurchase agreements involve certain risks not associated with direct investments in debt securities and the Fund will follow procedures designed to minimize these risks. The procedures include effecting repurchase transactions only with larger, well-capitalized and well-established financial institutions, whose financial condition will be continually monitored. In addition, the Adviser will attempt to ensure that the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate the collateral. Exercise of the Fund's right to liquidate the collateral, however, could involve certain costs or delays, and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. In addition, to the extent the Fund's security interest in the collateral may not be properly perfected, the Fund could suffer a loss of up to the entire amount of the collateral.

Lending Securities

    Consistent with applicable regulatory requirements, the Fund may lend up to 25% of its net assets to brokers, dealers, banks or other recognized institutional borrowers of securities, provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the interest and dividends, if any, on the loaned securities, while at the same time earning a fee or interest from the borrower.

    A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms that the Adviser and the Board of Directors deem to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

    Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on collateral with the borrower.

Investment Restrictions

    The following restrictions are fundamental policies. All percentage limitations on investments will apply at the time of the making of an investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

    The Fund may not:

    (1) Borrow money (through repurchase agreements or otherwise) or issue senior securities unless immediately thereafter the Fund has an asset coverage of all senior securities and borrowing of at least 200%;

    (2) Make short sales of securities or purchase securities or evidences of interests therein on margin (except it may make covered short sales of securities and obtain short-term credit necessary for the clearance of transactions), or write or purchase put or call options (except to the extent that a purchase of a stand-by commitment may be considered the purchase of a put);

    (3) Underwrite any issue of securities, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under the federal securities laws;

    (4) Purchase or sell real estate, including limited partnership interests therein (except securities which are secured by real estate and securities of companies, such as real estate investment trusts, that deal in real estate or interests therein), or oil, gas or other mineral leases, commodities or commodity contracts in the ordinary course of its business, except such interests and other property acquired as a result of owning other securities, though securities will not be purchased in order to acquire any of these interests;

    (5) Make loans, except as described under "Lending Securities" above or by entering into repurchase agreements;

    (6) Purchase or sell municipal obligations, including debt obligations issued by states, cities, local authorities and possessions and territories of the United States except for certain industrial development bonds as described under "Additional Investment Policies--Industrial Development Bonds" above;

    (7) Purchase or retain the securities of any company if, to the knowledge of the Fund, those officers and directors of the Fund or managers of the Adviser who each own beneficially more than 0.5% of the securities of that company, together own more than 5% of the securities of the company;

    (8) Purchase or retain the securities of any company controlled by an affiliate of the Fund or the Adviser or purchase or sell any security from or to any account controlled by the Adviser or its affiliates; and

    (9) Invest more than 5% of its total assets (valued at the time of investment) in securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or acquire more than 10% of the outstanding voting securities of any one issuer (at the time of acquisition); except that up to 25% of the Fund's total assets (at the time of investment) may be invested without regard to the limitations set forth in this paragraph 9.

Asset Coverage Restrictions

    The Fund's portfolio investments are subject to certain coverage and other financial tests and restrictions adopted in connection with the issuance of the Preferred Stock. While any shares of the Preferred Stock are outstanding, these tests and restrictions will remain in effect. In general, the coverage tests require that the Fund maintain sufficient assets to meet an eligible portfolio test, an asset coverage test, and a dividend coverage test. Under the eligible portfolio test the Fund must maintain sufficient eligible portfolio assets such that, when discounted by applicable factors, the Fund will meet the required eligible portfolio coverage. The eligible portfolio coverage test does not impose any limitation on the amount of Fund assets that may be invested in non-eligible assets, and the amount of such holdings may vary from time to time based upon the nature of the Fund's other investments. Under the asset coverage test, the Fund must maintain a specified ratio of total assets less certain indebtedness to the sum of (i) the aggregate amount of senior securities representing indebtedness of the Fund, (ii) the aggregate liquidation preference of all outstanding shares of Preferred Stock, and (iii) the amount of all unpaid dividends accrued to and including the date of determination, whether or not declared by the Fund, on all outstanding shares of Preferred Stock. Under the dividend coverage test, the Fund must maintain sufficient liquid assets to meet required dividend coverage. Finally, the Fund is required to comply with certain investment restrictions, which are in addition to and more limiting than the investment restrictions set forth above. These additional investment restrictions relate to (i) the diversification of the Fund's portfolio, (ii) the amount the Fund invests in any one issue of securities or in securities other than publicly traded domestic fixed income securities, and (iii) the Fund's incurrence of debt. The Adviser does not expect these coverage and other financial tests and restrictions to have a material adverse effect on holders of the Fund's Common Stock or on the Fund's ability to achieve its investment objective. See "Description of Capital Stock--Preferred Stock--Asset Coverage and Other Financial Tests."

Portfolio Management and Turnover Rate

    Portfolio trading may be undertaken to accomplish the investment objective of the Fund. In addition, a security or obligation may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. From time to time, the Fund also may engage in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold.

    Subject to the foregoing, the Fund will attempt to achieve its investment objective by thorough research and analysis and prudent selection of portfolio securities with a view to holding them for investment. The Fund's annual portfolio turnover rate (the lesser of the value of securities purchased or sold, divided by the average value of securities owned during the year) will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

    An investment in the Fund is subject to a number of risks and special considerations, including the following:

Dilution

    You may experience an immediate dilution of the aggregate net asset value of your shares of Common Stock if you do not fully exercise your Rights pursuant to the Offer. This is because the number of shares of Common Stock outstanding after the Offer will increase in a greater percentage than the increase in the size of the Fund's assets. For example, assuming that all Rights are exercised at the Estimated Subscription Price of $[_], the Fund's net asset value per share (after payment of the Dealer Manager's fee, solicitation fees and the estimated offering expenses) would be reduced by approximately $[_] per share.

     The fact that the Rights are transferable may reduce the effects of any dilution as a result of the Offer. You can transfer or sell your Rights. The cash received from the sale of rights is partial compensation for any possible dilution. The Fund cannot give any assurance that a market for the Rights will develop or the value, if any, that the Rights will have.

     You should also expect that if you do not fully exercise your Rights you will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. The Fund cannot state precisely the amount of any such dilution in share ownership because the Fund does not know at this time what proportion of the Shares will be subscribed.

Risk of Leverage

     The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These risks include a higher volatility of the net asset value of the Common Stock and potentially more volatility in the market price of the Common Stock. If the investment performance of the assets purchased with the proceeds of any leverage fails to cover the dividends on such leverage, the value of the Common Stock may decrease more quickly than would otherwise be the case and dividends thereon will be reduced or eliminated. This is the speculative effect of leverage.

     The dividend rate on the Fund's Preferred Stock is 7.15% for the Series C shares, 7.05% for the Series D shares, and 6.46% for the Series E shares. Based on these dividend rates payable under the Fund's charter, the annual return of the Fund's portfolio must equal at least 2.93% in order to cover the dividend payments on the outstanding Preferred Stock.

     Upon completion of the Offer, it is expected that the Board of Directors will authorize actions to re-establish the Fund's leverage ratio. Any such financing activity is expected to be in an amount such that the percentage of the Fund's assets representing leverage will be approximately the same as it was prior to completion of the Offer.

     You, as holders of Common Stock, will bear any decline in the net asset value of the Fund's investments. As a result, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of Common Stock than if the Fund were not leveraged. This would likely be reflected in a greater decline in the market price for the Common Stock. In an extreme case, if the Fund's current investment income were not sufficient to meet dividend payments due in respect of any leverage, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the net asset value attributable to the Common Stock. In addition, a decline in the net asset value of the Fund's investments may affect the ability of the Fund to make dividend payments on the Common Stock and such failure to pay dividends or make distributions may result in the Fund ceasing to qualify as a regulated investment company under the Code.

     The issuance of the Preferred Stock and other forms of leverage may constitute a substantial lien and burden on the Common Stock by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation.

     The following table illustrates the effect of leverage (using senior securities--i.e., $70.0 million of currently outstanding Preferred Stock) on the return of a holder of Common Stock, assuming a Fund portfolio of approximately $165.5 million, the annual returns set forth in such table and assuming an effective dividend rate of 6.92% payable on the Preferred Stock:

     Assumed Return on Portfolio (Net of Expenses)...     (10)%       (5)%      0 %    2.93%        5%      10%
     Corresponding Return to Common Stockholders.....  (22.40)%  (13.74 )%  (5.07)%       0%     3.59%   12.26%

    The purpose of this table is to assist you in understanding the effects of leverage. The figures in the table are hypothetical and the actual returns to a holder of Common Stock may be greater or less than those appearing in the table.

    The Fund will not be permitted to declare dividends or other distributions with respect to the Common Stock or purchase shares of Common Stock unless the Fund meets certain asset coverage requirements, including those imposed by the 1940 Act. Further, the Fund will not be permitted to pay any dividends or other distributions with respect to the Common Stock if a default or an event of default has occurred and is continuing under the Fund's charter or if payment of such dividend or distribution would result in a default or an event of default under the charter. Failure to pay dividends or other distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code.

    In the event the Fund fails to satisfy certain asset coverage requirements, the Fund may be required to redeem immediately all outstanding shares of Preferred Stock. Redeeming the Preferred Stock would reduce the Fund's leverage and could negatively affect potential returns on the Common Stock.

Discount from Net Asset Value

    Shares of closed-end funds frequently trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that shares of the Fund will trade at a discount from net asset value is a separate risk from the risk that the Fund's net asset value will decrease. It should be noted, however, that in some cases shares of closed-end funds may trade at a premium to net asset value. The Fund's shares have traded in the market above, at and below net asset value since the commencement of the Fund's operations. The Fund cannot predict whether its shares will trade at, below or above net asset value.

    The risk of purchasing shares of a closed-end investment company that might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time. For these investors, realization of gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

High Yield Investments

    The Fund is designed for long-term investors who can accept the risks entailed in seeking a high level of total return through current income and capital appreciation by investing in high yield fixed income securities. Consistent with long-term investment approach, investors in the Fund should not rely on the Fund for their short-term financial needs. The principal value of the lower quality securities in which the Fund invests will be affected by interest rate levels, general economic conditions, specific industry conditions and the creditworthiness of the individual issuer. Although the Fund seeks to reduce risk by portfolio diversification, extensive credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate risk.

    Fixed income securities offering the high current income sought by the Fund will ordinarily be in the lower rating categories of recognized rating agencies or will not be rated. The values of such securities tend to reflect individual corporate developments or adverse economic change to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of high yield securities and thus in the Fund's net asset value. The rating agencies generally regard these securities as predominantly speculative with respect to capacity to pay interest and repay principal and riskier than securities in the higher rating categories.

    The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. The high yield securities held by the Fund are frequently subordinated to the prior payment of senior indebtedness and are traded in markets that may be relatively less liquid than the market for higher-rated securities. Changes by recognized rating agencies in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of the Fund's investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from such securities, but will affect the Fund's net asset value.

    The Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

    Some of the lower-rated securities in which the Fund invests were issued to raise funds in connection with the acquisition of a company, in a so-called "leveraged buy-out" transaction. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions, including rising interest rates.

    Generally, when interest rates rise, the value of fixed-rate debt obligations, including high yield securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. In addition, in a period of rising interest rates the high cost of the Fund's leverage and/or increasing defaults by issuers of high-yield debt obligations would likely exacerbate any decline in the Fund's net asset value. If an issuer of a high yield security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would have to replace the security, which could result in a decreased return for shareholders.

    The market for high yield securities has expanded rapidly in recent years. This expanded market has not yet completely weathered an economic downturn. An economic downturn or an increase in interest rates could have a negative effect on the high yield securities market and on the market value of the high yield securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

    The credit ratings issued by rating agencies may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of high yield securities. Also, rating agencies may fail to change on a timely basis a credit rating to reflect change in economic or company conditions that affect a security's market value. Although the Adviser considers ratings of recognized rating agencies such as Moody's and S&P, the Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. As of December 31, 2000, approximately 97.6% of the market value of the Fund's total investments was represented by fixed income securities regarded by the rating agencies as below investment grade (that is, rated Ba1 or lower by Moody's or BB+ or lower by S&P).

    At times a major portion of an issue of lower rated securities may be held by relatively few institutional purchasers. Although the Fund generally considers such securities to be liquid because of the availability of an institutional market for such securities, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if the securities were more widely held. In such circumstances, the Fund also may find it more difficult to value such securities for purposes of computing the Fund's net asset value.

    The Fund also purchases a significant number of Rule 144A securities which are considered "restricted" securities but which may be treated as liquid by the Fund in appropriate circumstances, in accordance with SEC guidelines. The Adviser, pursuant to procedures adopted by the Board of Directors, makes a determination regarding the liquidity of such securities prior to their purchase and continues to analyze the liquidity of such securities, focusing on such factors, among others, as trading activity and availability of information. Investing in Rule 144A securities, however, could have the effect of increasing the illiquidity of the Fund's assets to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Dividends and Distributions

    Subject to market conditions, the Fund seeks to provide holders of its Common Stock with a relatively stable level of dividends per share. However, the Fund cannot give any assurance that it will be able to maintain its current level of dividends per share. The Board of Directors may, in its sole discretion, change the Fund's current dividend policy or its current level of dividends per share in response to market or other conditions. The Fund's ability to maintain a stable level of dividends is a function of the yield generated by the Fund's investments, which depends on market conditions at the time those investments are made and on the performance of those investments.

    To the extent that the Fund's portfolio investments generate income exceeding that which is required to pay any target level of dividends set by the Board of Directors, the Fund may decide to retain and accumulate that portion of the Fund's income which exceeds such dividend level and may pay applicable taxes thereon, including any federal income or excise taxes. Alternatively, to the extent that the Fund's current income is not sufficient to pay any target level of dividends set by the Board of Directors, the Fund may distribute to holders of its Common Stock all or a portion of any retained earnings or make a return of capital to maintain such target level. The Fund currently has accumulated undistributed net investment income upon which it will pay taxes.

    Based on information provided by the Adviser on current market conditions in the high-yield bond market, the Board of Directors believes that the Offer will not result in a decrease in the Fund's current level of dividends per share.

Restricted and Illiquid Securities

    The Fund may invest a portion of its assets in certain restricted securities. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities, the Fund's continued investment in such securities may have the effect of increasing the level of illiquidity in its investment portfolio.

Foreign Securities

    Investing in the U.S. dollar denominated obligations of non-U.S. companies involves certain risk considerations not typically associated with investing in the obligations of domestic companies. These risks may include: (i) price volatility and less liquidity; (ii) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war; (iii) possible imposition of foreign taxes and exchange control and currency restrictions; (iv) lack of uniform accounting, auditing and financial reporting standards; (v) less governmental supervision of issuers; (vi) difficulty in enforcing legal rights outside of the United States; and (vii) higher costs.

Additional Risk Considerations

    The Fund may not achieve its investment objective.

    The Fund's non-fundamental investment policies may be changed without shareholder approval.

    Investment in the Fund should not be considered a complete investment program and may not be appropriate for all investors. Investors should carefully consider their ability to assume these risks before making an investment in the Fund.

                            MANAGEMENT OF THE FUND

Directors and Officers

    The directors and officers of the Fund, their addresses, their ages and their principal occupations for at least the past five years are set forth below.

                                                                       Principal Occupations During
                                                                       ----------------------------
    Name and Address            Positions with Registrant   Age              Past Five Years
------------------------        -------------------------   ---              ---------------
William J. Morgan* (1).          Chairman of the  Board,     46     President, Secretary and Director,
  8044 Montgomery Road,          President and Director             Pacholder Associates, Inc.;
  Suite 480                                                         Director, ICO, Inc. (oil field
  Cincinnati, OH 45236                                              services and petrochemical processing
                                                                    services); Smith-Corona Corporation
                                                                    (office equipment manufacturer); and
                                                                    Laclede  Steel Co. (steel and steel
                                                                    products).

Daniel A. Grant (1)(2).          Director                    56     President, Utility Management
  1440 Greenfield Crossing                                          Services (business consulting).
  Ballwin, MO 63021

John F. Williamson (2)(3).       Director                    62     Chairman and President,
  6215 Squires Court                                                Williamson Associates, Inc.
  Spring, TX 77389                                                  (investment adviser)(since 1997);
                                                                    Executive Vice
                                                                    President and Chief Financial
                                                                    Officer, Asset Allocation
                                                                    Concepts, Inc. (investment
                                                                    adviser)(1995 to 1996); Director,
                                                                    ICO, Inc. (oil field services and
                                                                    petrochemical processing services).

George D. Woodard(2)(3).         Director                    54     Closely Held Business Specialist,
  22229 North 54th Way                                              Henry & Horne, P.L.C. (certified
  Phoenix, AZ 85054-7144                                            public accountants)(since March
                                                                    2000 and 1996-1999); Realtor with
                                                                    A.S.K. Realty (August 1999-
                                                                    February 2000); Principal, George
                                                                    D. Woodard, C.P.A. (1995-1996).


James P. Shanahan, Jr.           Secretary                   39     Managing Director and
  8044 Montgomery Road,                                             General Counsel, Pacholder
  Suite 480                                                         Associates, Inc.
  Cincinnati, OH 45326

James E. Gibson.          Senior Vice President   36  Executive Vice President,
  8044 Montgomery Road,   and Treasurer               Pacholder Associates, Inc.
  Suite 480
  Cincinnati, OH 45236


* Directors who are "interested persons" of the Fund, as defined in the 1940 Act.

(1) Elected by holders of the Common Stock.

(2) Directors who are members of the Audit Committee of the Fund's Board of Directors.

(3) Elected by holders of the Preferred Stock.

     The Fund is not part of a fund complex. For the fiscal year ended December 31, 2000, the Fund's directors received the following compensation for serving as directors.

                                       Total
                                       -----
                                   Compensation
                                   ------------
          Director                 from Fund(1)
          --------                 ------------
          William J. Morgan.....           None
          Daniel A. Grant.......        $17,000
          John F. Williamson....        $17,000
          George D. Woodard.....        $17,000


          (1) The Fund does not currently provide pension or retirement plan benefits to directors.

Holdings of Capital Stock

     As of December 31, 2000, The Depository Trust Company, 7 Hanover Square, New York, New York 10004, owned of record 9,028,907 shares representing 95% of the outstanding shares of Common Stock. Principal Life Insurance Company, 711 High Street, Des Moines, Iowa 50392, owns all of the Fund's outstanding Preferred Stock.

     As of December 31, 2000, all directors and officers of the Fund owned in the aggregate less than 1% of the Common Stock.

The Adviser

     Pacholder & Company, LLC (the "Adviser"), 8044 Montgomery Road, Suite 480, Cincinnati, Ohio 45236, is the Fund's investment adviser. The Adviser is an Ohio limited liability company organized in June 1998. Pacholder Associates, Inc. ("Pacholder Associates") owns 51% of the equity interest in the Adviser, and Banc One Investment Advisors Corporation ("Banc One Advisors") owns the remaining 49%. The Fund is the only client of the Adviser.

     Pacholder Associates is an investment advisory firm formed in 1983 that specializes in high yield fixed income securities. Pacholder Associates currently manages in excess of $965 million for institutional clients and provides research and consulting services to those clients and others. Approximately $790 million of the accounts currently managed by Pacholder Associates are dedicated to investing in securities similar to those eligible for purchase by the Fund. Asher O. Pacholder owns a majority of Pacholder Associates' outstanding stock. Employees of Pacholder Associates own the remaining outstanding stock. William J. Morgan, James P. Shanahan, Jr., and James E. Gibson, directors and/or officers of the Fund, are shareholders, officers and/or directors of Pacholder Associates.

     Banc One Advisors is an indirect wholly-owned subsidiary of BANK ONE CORPORATION, a bank holding company located in the state of Illinois. As of December 31, 2000, Banc One Advisors managed over $131 billion in assets. BANK ONE CORPORATION has affiliated banking organizations in 15 states and has several affiliates that engage in data processing, venture capital, investment and merchant banking, and other diversified services including trust management, investment management, brokerage, equipment leasing, mortgage banking, consumer finance, and insurance. On a consolidated basis, BANK ONE CORPORATION had assets of over $269 billion as of December 31, 2000.

     Banc One Advisors represents a consolidation of the investment advisory staffs of a number of bank affiliates of BANK ONE CORPORATION, which have considerable experience in the management of open-end management investment company portfolios, including One Group(R) Mutual Funds (an open-end management investment company consisting of units of beneficial interest in 56 separate funds).

     William J. Morgan has directed and supervised the overall portfolio management strategy of the Fund since the Fund commenced operations in 1988. Mr. Morgan also has been responsible for day-to-day management of the Fund since June 2000. Mr. Morgan is President and Managing Director of Pacholder Associates and is responsible for the overall management of the firm. He has been responsible for Pacholder Associates' investment management operations since the inception of the firm. Prior to co-founding Pacholder Associates in 1983, Mr. Morgan was the Fixed Income Portfolio Manager at Union Central Life Insurance Company and was responsible for research and management of a wide variety of securities, primarily fixed-income debt obligations of the U.S. Government and corporate issuers.

     The Fund and its Adviser have adopted a code of ethics under Rule 17j-1 under the 1940 Act which establishes rules of conduct for persons who are associated with the Fund and the Adviser. The code of ethics governs their personal investment and other investment-related activities. Copies of these documents may be requested from the SEC.

Advisory Agreement

     Pursuant to an Investment Advisory Agreement dated August 20, 1998, as amended (the "Advisory Agreement"), the Adviser manages the investment and reinvestment of the Fund's assets and continuously reviews, supervises and administers the Fund's investment program. The Adviser determines in its discretion the securities to be purchased or sold, subject to the ultimate supervision and direction of the Fund's Board of Directors.

     The Adviser bears all expenses of its employees and overhead incurred in connection with its duties under the Advisory Agreement.

     As compensation for its services, the Adviser receives an annual fee which increases or decreases from a "fulcrum fee" of 0.90% of the Fund's average net assets based on the total return investment performance of the Fund for the prior 12-month period relative to the percentage change in the Credit Suisse First Boston Domestic + High Yield Index(TM) (the "Index") for the same period (the "Index Return"). A general description of the Index, and the Index Return and total return investment performance of the Fund for the 12-month periods ended December 31, 1989 through 2000 are set forth in Appendix B.

     The advisory fee is paid quarterly at an annual rate that varies between 0.40% and 1.40% of the Fund's average net assets. The fee is structured so that it will be 0.90% if the Fund's investment performance for the preceding 12 months (net of all fees and expenses, including the advisory fee) equals the Index Return. The advisory fee increases or decreases from the 0.90% "fulcrum fee" by 10% of the difference between the Fund's investment performance during the preceding 12 months and the Index Return during that period, up to the maximum fee of 1.40% or down to the minimum fee of 0.40%.

     The following table shows the fee rates that would be applicable based on the relative performance of the Fund and the Index during for a particular 12-month period:

     Fund Performance               Advisory Fee Rate*
     ----------------               ------------------
    (net of fees and expenses)  (% of average net assets)
    --------------------------  -------------------------
 Index Return            + 5               1.40
 Index Return            + 4               1.30
 Index Return            + 3               1.20
 Index Return            + 2               1.10
 Index Return            + 1               1.00
 Index Return                              0.90
 Index Return            - 1               0.80
 Index Return            - 2               0.70
 Index Return            - 3               0.60
 Index Return            - 4               0.50
 Index Return            - 5               0.40


    * The advisory fee increases or decreases from a "fulcrum fee" of 0.90%.

    For the fiscal years ended December 31, 1998, 1999 and 2000, the Adviser received advisory fees totaling $869,714, $1,622,952 and $741,274, respectively, which represent 0.52%, 0.83% and 0.40%, respectively, of the Fund's average net assets during such periods.

    The advisory fee paid by the Fund has exceeded for certain periods, and may in the future exceed, the fees paid by other closed-end investment companies. In addition, the 0.90% "fulcrum fee" is higher than the fees paid by many closed-end funds. The advisory fee paid by the Fund may exceed the advisory fees paid other comparable funds even if the Fund's investment performance is not equal to the Index Return. Moreover, the Adviser could receive the maximum fee, even though the Fund's absolute investment performance is negative. The Adviser also could receive the minimum fee when the Fund experiences significant positive performance.

    In the event the Index is no longer published or available or becomes an inappropriate measure of the Fund's performance, the Board of Directors will approve another appropriate index or will negotiate a fixed advisory fee with the Adviser, in which event the advisory fee payable for the immediately preceding 180-day period will be the lesser of the fee payable under the Advisory Agreement and the fee payable under the new advisory agreement.

    The Advisory Agreement was last approved by the Fund's shareholders on November 16, 1999. The Advisory Agreement will continue in effect from year to year if specifically approved at least annually by the Fund's Board of Directors or by a vote of the holders of a majority of the Fund's outstanding voting securities. In either event, the Advisory Agreement also must be approved annually by vote of a majority of the directors who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Directors"), cast in person at a meeting called for that purpose. The Advisory Agreement was last approved by the Board of Directors on May 22, 2000. The Advisory Agreement may be terminated by either party at any time without penalty upon 30 days' written notice, and will terminate automatically in the event of its assignment. Termination will not affect the right of the Adviser to receive payments of any unpaid compensation earned prior to termination.

    The Adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of its obligations under the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, such Agreement, or damages resulting from a breach of fiduciary duty with respect to receipt of compensation for services.

    The services of the Adviser are not deemed to be exclusive, and nothing in the Advisory Agreement prevents the Adviser, or any affiliate thereof, from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

Portfolio Transactions

    Subject to policy established by the Board of Directors of the Fund, the Adviser is responsible for arranging for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, the Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. The Fund may invest in securities traded in the over-the-counter markets and deal directly with the dealers who make markets in the securities involved, unless a better price or execution could be obtained by using a broker. Fixed income securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. While the Adviser generally will seek reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best results in particular transactions.

    In placing orders with brokers and dealers, the Adviser will attempt to obtain the best net price and the most favorable execution for orders; however, the Adviser may, in its discretion, purchase and sell portfolio securities through brokers and dealers who provide the Adviser with research, analysis, advice and similar services. The research services provided by broker-dealers may be useful to Pacholder Associates in serving its clients, but they can also be useful to the Adviser in serving the Fund. Not all of such services may be used by the Adviser in connection with the Fund. The Fund may, in return for research and analysis, pay brokers a higher commission than may be charged by other brokers, provided that the Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Adviser and its affiliates to the Fund and other clients, and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. Information and research received from such brokers and dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under its Advisory Agreement with the Fund, and the advisory fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services.

    The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

    The Adviser's investment management personnel evaluate the quality of research provided by brokers or dealers. The Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers or dealers to execute portfolio transactions. However, the Adviser is unable to quantify the amounts of commission that might be paid as a result of such research because certain transactions might be effected through brokers which provide research but which would be selected principally because of their execution capabilities.

    Investment decisions for the Fund and for other investment accounts managed by Pacholder Associates are made independently of each other in the light of differing considerations for the various accounts. However, the same investment decision may be made for two or more such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated to accounts according to a formula deemed equitable to each account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it is believed to be beneficial to the Fund.

    The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions.

Administrative and Accounting Services

    Kenwood Administrative Management, Inc. (the "Administrator"), 8044 Montgomery Road, Suite 480, Cincinnati, Ohio 45236, an affiliate of Pacholder Associates, serves as the administrator of the Fund pursuant to an Administration Agreement with the Fund dated June 5, 1996 (the "Administration Agreement"). The Administrator monitors the Fund's compliance with various regulatory requirements, coordinates and monitors the activities of the Fund's other service providers, handles various public and shareholder relations matters, and assists in the preparation of financial and other reports. Under the Administration Agreement, the Fund pays the Administrator a monthly fee at the annual rate of 0.10% of the Fund's average weekly net assets.

    The Administration Agreement was approved by the Fund's shareholders on June 4, 1996. Continuation of the Administration Agreement was approved by the Fund's Board of Directors, including a majority of the Independent Directors, most recently on May 22, 2000. It may continue from year to year if specifically approved at least annually by the Fund's Board of Directors or by a vote of a majority of the Fund's outstanding voting securities. In either event, the Administration Agreement also must be approved annually by vote of a majority of the Independent Directors, cast in person at a meeting called for that purpose.

    Pursuant to an Accounting Services Agreement with the Fund dated May 20, 1991, as amended, Pacholder Associates, an affiliate of the Adviser, is responsible for (i) accounting relating to the Fund and its investment transactions, (ii) determining the net asset value per share of the Fund, (iii) maintaining the Fund's books of account, and (iv) monitoring, in conjunction with the Fund's custodian, all corporate actions, including dividends and distributions and stock splits, taken in respect of securities held by the Fund. For these services the Fund pays Pacholder Associates a monthly fee at the annual rate of 0.025% of the first $100 million of the Fund's average weekly net assets and 0.015% of such assets in excess of $100 million, and reimburses it for out-of-pocket expenses.

    Because the fees the Adviser, the Administrator and Pacholder Associates receive from the Fund are based on the average net assets of the Fund, they will benefit from any increase in the Fund's net assets resulting from the Offer. It is not possible to state precisely the amount of additional compensation the Adviser, the Administrator and Pacholder Associates will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, based on the estimated proceeds from the Offer assuming all Rights are exercised in full for the Estimated Subscription Price of $[ ] per Share, and assuming the Adviser receives the 0.90% "fulcrum fee," the Adviser would receive additional annual advisory fees of approximately $[ ], and the Administrator and Pacholder Associates would receive additional annual fees of approximately $[ ] and $[ ], respectively, as a result of the increase in the average net assets under management over the Fund's current assets under management, assuming no fluctuations in the value of Fund portfolio securities.

                                NET ASSET VALUE

    The net asset value of the Common Stock is computed at least weekly, generally on Thursday of each week on which the Exchange is open for trading. This determination is made as of the close of the Exchange by deducting the amount of the Fund's liabilities (including accrued expenses) and the liquidation value of the outstanding shares of Preferred Stock from the value of the Fund's assets (including interest and dividends accrued but not collected) and dividing the difference by the number of outstanding shares of Common Stock. Fixed income securities (other than short-term obligations, but including listed issues) are valued by an independent pricing service approved by the Board of Directors which utilizes both dealer supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional size trading in similar groups of characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Securities (other than fixed income securities) for which the principal market is one or more securities exchanges are valued at the last reported sale price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities are traded. If a securities exchange is not the principal market for a security, such security will be valued, if market quotations are readily available, at the closing bid prices in the over-the-counter market. Portfolio securities for which there are no such valuations, including restricted securities that are not liquid, are valued at fair value as determined under procedures established and monitored by the Board of Directors. Short-term investments which mature in less than 60 days will be valued at amortized cost.

                          DIVIDENDS AND DISTRIBUTIONS

Dividend Policy

    It is the Fund's present policy, which may be changed by the Board of Directors, to pay dividends on a monthly basis to holders of its Common Stock of investment company taxable income (but not including short-term capital gains or "net capital gains," defined as the excess of net long-term capital gains over net short-term capital losses), and to distribute any net short-term capital gains and net capital gains annually. Under present law, if the Fund were to retain ordinary income or net capital gains, taxes would be imposed with respect to those amounts. Subject to market conditions, the Fund seeks to provide holders of its Common Stock with a relatively stable level of dividends. However, there can be no assurance that the Fund will be able to maintain its current level of dividends, and the Board of Directors of the Fund may, in its sole discretion, change the Fund's current dividend policy or its current level of dividends in response to market or other conditions. See "Risk Factors and Special Considerations--Dividends and Distributions." See also "Federal Taxation" and "Description of Capital Stock--Common Stock" for a discussion of certain possible restrictions on the Fund's ability to declare dividends on the Common Stock.

Dividend Reinvestment Plan

    Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares of the Fund by Firststar Bank, N.A. (the "Bank"), as agent under the Plan, unless a shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. Shareholders whose shares are held in the name of a broker or nominee will have distributions reinvested automatically by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee, or unless the shareholder elects to receive distributions in cash. If the service is not available, such distributions will be paid in cash. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate (or whose broker or nominee elects not to participate) in the Plan, will be paid by check mailed directly to the record holder by the Bank, as dividend paying agent.

    The Bank will furnish each person who buys shares in the offering with written information relating to the Plan. Included in such information will be procedures for electing to receive distributions in cash (or, in the case of shares held in the name of a broker or nominee who does not participate in the Plan, procedures for having such shares registered in the name of the shareholder so that such shareholder may participate in the Plan).

    If the Board of Directors of the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, as holders of Common Stock may have elected, then non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common

Stock valued at the lower of market price or net asset value. Whenever market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gains distribution, participants will be issued shares of Common Stock at the net asset value most recently determined as provided under "Net Asset Value," but in no event less than 95% of the market price. If the net asset value of the Common Stock at such time exceeds the market price of Common Stock at such time, or if the Fund should declare a dividend or capital gains distribution payable only in cash, the Bank will, as agent for the participants, buy Common Stock in the open market, on the Exchange or elsewhere, for the participants' accounts. If, before the Bank has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Bank may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution has been paid in Common Stock issued by the Fund. The Bank will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payment date of such dividend or capital gains distribution, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

    The Bank maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in such accounts, including information needed by shareholders for personal and tax records. Common Stock in the account of each Plan participant will be held by the Bank in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

    There is no charge to participants for reinvesting dividends or capital gains distributions. The Bank's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Bank's open market purchases in connection with the reinvestment of dividends and capital gains distributions.

    The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such dividends or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid after written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or capital gains distribution. The Plan also may be amended or terminated by the Bank, with the Fund's prior written consent but, except when necessary or appropriate to comply with applicable law or the rules or policies of a regulatory body, only on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to Firstar Bank, N.A., Corporate Trust Services, at 425 Walnut Street, P.O. Box 1118, Cincinnati, Ohio 45201-1118; or telephone toll free (800) 637-7549, Monday through Friday from 9:00 a.m. to 5:00 p.m.

                               FEDERAL TAXATION

    The following discussion offers only a brief outline of the federal income tax consequences of investing in the Common Stock and is based on the federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. Investors should consult their own tax advisors for more detailed information and for information regarding the impact of state, local and foreign taxes on an investment in the Fund.

General

    The Fund has elected to be, and qualifies for treatment as, a regulated investment company ("RIC") under Subchapter M of the Code. To qualify, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options or futures contracts) derived from its business of investing in securities or those currencies ("Income Requirement"); and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of its total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its assets and that does not represent more than 10% of the issuer's outstanding voting securities and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

    For each taxable year that the Fund qualifies as a RIC, it will not be subject to federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net realized gain from certain foreign currency transactions) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders, if it distributes at least 90% of its investment company taxable income for that year ("Distribution Requirement"). The Fund intends to make sufficient distributions of its investment company taxable income each taxable year to meet the Distribution Requirement.

    The Fund also currently intends to distribute all realized net capital gain annually. If, however, the Board of Directors determines for any taxable year to retain all or a portion of the Fund's net capital gain, that decision will not affect the Fund's ability to qualify as a RIC but will subject the Fund to a tax of 35% of the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, who (i) will be required to include their proportionate shares of the undistributed amount in their gross income as long-term capital gain and (ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund against their federal income tax liabilities. For federal income tax purposes, the tax basis of shares owned by a Fund shareholder will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's gross income.

    The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For this and other purposes, a distribution will be treated as paid by the Fund and received by the shareholders on December 31 of a calendar year if it is declared by the Fund in that month of that year, payable to shareholders of record on a date in that month and paid by the Fund at any time through the end of the following January. Any such distribution thus will be taxable to shareholders in the year the distribution is declared, rather than the year in which the distribution is received.

Dividends and Distributions

    Dividends from the Fund's investment company taxable income will be taxable to its shareholders as ordinary income, whether paid in cash or reinvested in shares. Distributions of the Fund's net capital gain and undistributed capital gains, if any, will be taxable to the shareholders as long-term capital gain, regardless of how long they have held their shares. Dividends are not expected to be, and capital gain distributions will not be, eligible for the dividends-received deduction allowed to corporations.

    A participant in the Dividend Reinvestment Plan who receives a distribution that is reinvested in shares will be treated as having received a taxable distribution and will have a basis for those shares equal to their fair market value on the distribution date. Shareholders will be notified annually as to the federal income tax status of distributions to them. Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time may reflect the amount of the forthcoming distribution. Those purchasing just prior to the record date for a distribution will receive the distribution, which nevertheless will be taxable to them.

Sale of Shares

    On a sale of shares of the Fund, a shareholder will realize taxable gain or loss depending upon the amount realized on the sale and the shareholder's basis for the shares. That gain or loss will be treated as capital gain or loss if the shareholder held the shares as capital assets and will be long-term capital gain or loss if the shares were held for more than one year. Any such loss will be disallowed to the extent the shares that were disposed of are replaced (such as pursuant to the Dividend Reinvestment Plan) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of shares held for six months or less will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received by the shareholder on those shares or any undistributed capital gains designated with respect thereto.

Original Issue Discount

    The Fund may purchase debt securities (such as zero-coupon debt securities and zero-fixed-coupon debt securities) that have original issue discount, which generally is included in income annually over the term of the security in accordance with a certain formula. The discount that accrues each year on those securities thus will increase the Fund's investment company taxable income, thereby increasing the amount that must be distributed to satisfy the Distribution Requirement, without providing the cash with which to make the distribution. Accordingly, the Fund may have to dispose of other securities, thereby realizing gain or loss at a time when it otherwise might not want to do so, to provide the cash necessary to make distributions to shareholders.

Backup Withholding

    The Fund is required to withhold federal income tax at the rate of 31% on all dividends and capital gain distributions payable to any individuals and certain other non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification number or (with respect to dividends and capital gain distributions) who otherwise are subject to backup withholding.

Foreign Withholding Taxes

    Income received by the Fund from sources within foreign countries, and gains realized on foreign securities, may be subject to withholding and other taxes imposed by such countries, which would reduce the Fund's yield and/or total return. Tax conventions between certain countries and the United States may reduce or eliminate such taxes, and many foreign countries do not impose taxes on capital gains from investments by foreign investors. It is impossible to determine the rate of foreign tax in advance, because the amount of the Fund's assets to be invested in various countries is not known. If, as is expected, the Fund does not have more than 50% of its assets invested in the securities of foreign corporations at the close of its taxable year, it will not be entitled to "pass through" to its shareholders the amount of foreign taxes it paid with the result that the income on foreign securities will effectively be subject to both foreign and United States taxation.

Foreign Shareholders

    U.S. federal income taxation of a shareholder who, as to the United States, is a non-resident alien individual, foreign trust or estate, foreign corporation or foreign partnership depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder. Ordinarily, income from the Fund will not be treated as so "effectively connected." In such case, dividends will be subject to U.S. withholding tax of 30% (or lower treaty rate). Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in shares, including the effect of any applicable tax treaties.

Other Taxation

    The foregoing is only a summary of some of the important federal tax considerations affecting the Fund and its shareholders. Distributions also may be subject to state, local and foreign taxes, depending on each shareholder's particular situation. Investors are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

                         DESCRIPTION OF CAPITAL STOCK

General

    The authorized capital stock of the Fund consists of 47,550,000 shares of Common Stock, $.01 par value (the "Common Stock"), and 3,500,000 shares of Cumulative Preferred Stock, $.01 par value (the "Preferred Stock"), consisting of 1,650,000 Series C shares, 800,000 Series D shares, and 1,050,000 Series E shares. As of December 31, 2000, 9,522,160 shares of Common Stock and 3,500,000 shares of Preferred Stock were outstanding. The Board of Directors has the authority to reclassify any authorized but unissued shares of capital stock into one or more additional or other classes or series of stock.

    The Fund expects to re-establish leverage upon completion of the Offer. See "Risk Factors and Special Considerations--Risk of Leverage."


Common Stock

    All shares of Common Stock have equal rights in all respects as to dividends, assets and voting privileges and have no redemption or preemptive rights. In the event of liquidation, each share is entitled to its proportion of the Fund's assets after payment of debts and expenses and the liquidation preference of any outstanding preferred stock. The outstanding shares of Common Stock are, and when issued the Shares offered hereby will be, fully paid and non-assessable. Holders of the Common Stock are entitled to one vote per share and do not have cumulative voting rights.

    The Fund's Common Stock is listed on the Exchange under the symbol "PHF" and the Rights will be listed for trading on the Exchange under the symbol "____".

    The Fund may from time to time sell additional shares of Common Stock, although it has no present intention of offering additional shares other than pursuant to the Offer or under the Dividend Reinvestment Plan. Other offerings, if made, would require the approval of the Fund's Board of Directors. Any additional offering will be subject to the requirements of the 1940 Act that shares may not be sold at a price below net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to one or more classes of the Fund's capital stock or with the consent of a majority of the outstanding shares of Common Stock.

    Under the 1940 Act, the Fund may not declare or pay any dividend or distribution on the Common Stock, or repurchase any shares of Common Stock, unless full cumulative dividends on all shares of preferred stock have been declared and paid, and unless immediately thereafter the preferred stock has an "asset coverage" (as defined in the 1940 Act) of at least 200% after deducting the amount of such dividend, distribution or purchase price, as the case may be. See "Asset Coverage and Other Financial Tests" below.

Preferred Stock

    The outstanding shares of Preferred Stock are fully paid and non-assessable, are not convertible into shares of Common Stock (or any other capital stock of the Fund), and have no preemptive rights. The terms of the Preferred Stock, as fixed by the Fund's Articles Supplementary Creating and Fixing the Rights of Series C and Series D Cumulative Preferred Stock dated December 1, 1998, and Articles Supplementary Creating and Fixing the Rights of Series E Cumulative Preferred Stock dated March 26, 1999 (collectively, the "Articles Supplementary"), are summarized below. The following summary does not purport to be complete and is qualified by reference to the Articles Supplementary, which have been filed with the SEC as an exhibit to the Fund's Registration Statement. See "Further Information."

    Dividends. Holders of the Preferred Stock are entitled to receive cumulative cash dividends payable quarterly at the annual rate of 7.15%, in the case of the Series C shares, 7.05%, in the case of the Series D shares, and 6.46% in the case of Series E shares, of the liquidation preference ($20 per share) of the Preferred Stock. A quarterly dividend may not be declared or paid on the Preferred Stock unless full cumulative dividends have been or contemporaneously are declared and paid on all outstanding shares of Preferred Stock through the most recent quarterly dividend payment dates therefor. If full cumulative dividends have not been paid, any dividends on the Preferred Stock are required to be paid pro rata on all outstanding shares.

    Liquidation Preference. In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, holders of the Preferred Stock will be entitled to receive a preferential liquidating distribution in the amount of $20 per share, plus an amount equal to all accrued and unpaid dividends to the date of distribution, before any distribution or payment is made in respect of the Common Stock. If the assets of the Fund are insufficient to pay holders of the Preferred Stock the liquidating distribution to which they are entitled, then holders of the Preferred Stock will share ratably in any assets available for distribution. Unless and until the liquidation preference of the Preferred Stock has been paid in full, the Fund may not pay any dividends or distributions on the Common Stock.

    Redemption. On March 2, 2002, the Fund is required to redeem all of the then outstanding shares of Preferred Stock at a price equal to $20 per share plus accumulated and unpaid dividends through the date of redemption. In addition, if the financial restrictions described below under "Asset Coverage and Other Financial Tests" are not met as of the evaluation dates prescribed in the Articles Supplementary, then the Fund may be required to redeem such number of shares at the liquidation value thereof that, after giving effect to such redemption, the restrictions would be met. The Fund also may redeem the Preferred Stock, in whole or in part, at any time at a redemption price equal to $20 per share, plus accumulated and unpaid dividends through the date of redemption and a make-whole premium equal to the discounted value of the remaining scheduled payments with respect to the redeemed shares over the amount of the liquidation preference of such shares.

    Voting Rights. Except as described below, holders of the Preferred Stock have equal voting rights with holders of the Common Stock of one vote per share, and holders of the Preferred Stock and the Common Stock vote together as a single class. Under the Articles Supplementary, holders of the Preferred Stock, as a class, are entitled to elect two directors; holders of the Common Stock, as a class, are entitled to elect two directors; and holders of the Common Stock and the Preferred Stock, voting together as a single class, are entitled to elect the remaining directors of the Fund. In addition, if at any time dividends on the Preferred Stock shall be unpaid in an amount equal to two full years' dividends, or if the Fund shall have failed to redeem any shares of Preferred Stock as required, then holders of the outstanding shares of Preferred Stock will be entitled to elect a majority of the Fund's directors.

    As long as any shares of Preferred Stock are outstanding: (1) the Fund may not (a) petition the courts to file the Fund into bankruptcy, dissolve the Fund or liquidate the Fund's assets, or consent to a petition seeking liquidation, reorganization or other relief under applicable laws of any jurisdiction relating to bankruptcy, insolvency or reorganization, (b) merge or consolidate with any corporation, (c) convert to open-end status, or (d) sell all or substantially all of its assets, without approval of a majority of the outstanding shares of Preferred Stock and Common Stock, each voting as a separate class; (2) the adoption of any plan of reorganization adversely affecting either the Preferred Stock or the Common Stock requires the separate approval of a majority of the outstanding shares of such class; (3) any action requiring a vote of security holders under Section 13(a) of the 1940 Act requires the approval of a majority of the outstanding shares of Preferred Stock and Common Stock, each voting as a separate class; (4) the Fund may not amend, alter or repeal any of the preferences, rights or powers of the Preferred Stock without the approval of a majority of the outstanding shares of Preferred Stock, voting separately as a class; (5) the Fund may not (a) increase or decrease the number of shares of Preferred Stock authorized to be issued; (b) create, authorize or issue any class or series of stock ranking on a parity with or senior to the Preferred Stock with respect to the payment of dividends or the distribution of assets in liquidation, dissolution or the winding up of the affairs of the Fund; (c) create, authorize, assume or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness; or (d) create, incur or suffer to exist or agree to the creation, incurrence or existence of any lien, mortgage, pledge, charge or security upon any of the assets of the Fund without the approval of a majority of the outstanding shares of Preferred Stock, voting separately as a class; (6) holders of the Preferred Stock and the Common Stock vote as separate classes in connection with the election of directors as described above; and (7) the Common Stock and the Preferred Stock vote as separate classes to the extent otherwise required under Maryland law or the 1940 Act. For purposes of the foregoing, a "majority of the outstanding shares" means the vote, at the annual or a special meeting of shareholders, (i) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (ii) of more than 50% of the outstanding shares, whichever is the less.

    Asset Coverage and Other Financial Tests. The Articles Supplementary require the Fund to determine periodically that certain asset coverage, dividend coverage, and other financial tests have been met and that the Fund has complied with certain other restrictions. In the event that, on any date of determination, the Fund does not comply with an applicable test or restriction, then the Fund will be required to cure such violation within a stated cure period or, if such violation cannot be cured, to redeem the Preferred Stock. For so long as any shares of Preferred Stock are outstanding, the Fund is required
(i) to determine (a) weekly and (b) the Business Day immediately preceding the declaration date of each dividend on the Common Stock, or any repurchase of shares of Common Stock, that the ratio of the value of the Fund's total assets, less all liabilities and indebtedness not representing senior securities (as defined in the 1940 Act), to the aggregate amount of senior securities representing indebtedness of the Fund, plus the aggregate liquidation value of all outstanding shares of Preferred Stock and the amount of all unpaid dividends accrued to and including the date of determination on all outstanding shares of Preferred Stock is at least 235%; and (ii) to make bi-weekly determinations that the amount of certain eligible portfolio property (as defined in the Articles Supplementary) equals or exceeds the basic maintenance amount (as defined in the Articles Supplementary). The Articles Supplementary provide that the Fund shall not, without prior written confirmation that such action will not have an adverse effect on the rating of the Preferred Stock, (i) lend securities, (ii) issue any class of stock ranking prior to or on a parity with the Preferred Stock with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund; (iii) engage in short sales; (iv) sell or purchase futures or options; (v) merge or consolidate with any other corporation; (vi) authorize, assume or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, provided that the Fund may borrow money to clear securities transactions if the asset coverage and eligible portfolio coverage tests are met after giving effect to such borrowing; or (vii) engage in reverse repurchase obligations.

Special Voting Requirements

    The Fund's Articles of Incorporation contain an election to be governed by Sections 3-601 through 3-603 of the Maryland General Corporation Law, which require, among other things, a "super-majority" vote with respect to "business combinations" (defined as any merger or similar fundamental transaction subject to a statutory vote and certain transactions involving a transfer of assets or securities to interested stockholders and their affiliates) between Maryland corporations and "interested stockholders" (defined as beneficial owners of more than 10% of the outstanding voting stock of such corporations). Unless certain value and other standards are met (in the case of merger-type transactions) or an exemption is available, business combinations with interested stockholders may not be consummated unless recommended by the Board of Directors of the Fund and approved by the affirmative vote of at least 80% of the votes entitled to be cast by the shareholders and two-thirds of the votes entitled to be cast by the shareholders other than the interested stockholders.

    The foregoing provisions will make it difficult to change the Fund's management and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Directors has considered these provisions and believes that they are in the shareholders' best interest.

      CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

    The Fund's securities and cash are held by Firstar Bank, N.A., whose principal business address is 425 Walnut Street, Cincinnati, Ohio 45201-1118, as custodian under a custodian contract. Firstar Bank, N.A. serves as dividend disbursing agent, as agent under the Fund's Dividend Reinvestment Plan, and as transfer agent and registrar for the Common Stock.

                                LEGAL OPINIONS

    The validity of the Shares offered hereby will be passed on for the Fund by Kirkpatrick & Lockhart LLP, Washington, D.C. Certain matters will be passed on for the Dealer Manger by James P. Shanahan, Jr., Managing Director and General Counsel of the Dealer Manager.


                            REPORTS TO SHAREHOLDERS

    The Fund sends unaudited semi-annual and audited annual reports to its shareholders, including a list of investments held.

                                    EXPERTS

    The financial statements incorporated in this Prospectus by reference from the Fund's December 31, 1999 Annual Report have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report which is incorporated herein by reference and have been so incorporated in reliance upon the report of such firm given their authority as experts in accounting and auditing. The address of Deloitte & Touche LLP is 1700 Courthouse Plaza, NE, Dayton, Ohio 45402.

              INCORPORATION OF FINANCIAL STATEMENTS BY REFERENCE

    The Fund's Annual Report, which includes financial statements for the fiscal year ended December 31, 1999, and the Fund's Semi-Annual Report, which includes financial statements for the six months ended June 30, 2000, each of which either accompanies this Prospectus or has previously been provided to the person to whom this Prospectus is being sent, are incorporated herein by reference with respect to all information other than information set forth in the Letter to Shareholders included therein. Any statement contained in the Fund's Annual Report or Semi-Annual Report that was incorporated herein shall be deemed modified or superseded for purposes of this Prospectus to the extent a statement contained in this Prospectus varies from such statement. Any such statement so modified or superseded shall not, except as so modified or superseded, be deemed to constitute a part of this Prospectus. The Fund will furnish, without charge, a copy of its Annual Report and Semi-Annual Report upon request to Firstar Bank, N.A., Corporate Trust Services, 425 Walnut Street, P.O. Box 1118, Cincinnati, Ohio 45201-1118; or telephone toll free (800) 637-7549, Monday through Friday from 9:00 a.m. to 5:00 p.m.

                               FURTHER INFORMATION

    The Fund has filed with the SEC, Washington, D.C. 20549, a Registration Statement under the Securities Act with respect to the Shares offered hereby. Further information concerning these securities and the Fund may be found in the Registration Statement, of which this Prospectus constitutes a part, on file with the SEC. The Registration Statement may be inspected without charge at the SEC's office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the SEC.

    The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Such reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, NW, Washington, D.C. 20549 and the SEC's regional offices at Seven World Trade Center, New York, New York 10048. Copies of such material can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549 at prescribed rates. Such reports and other information concerning the Fund also may be inspected at the offices of the Exchange. The SEC maintains a Web site (http://www.sec.gov) that contains material incorporated by reference into this Prospectus, and reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. In addition, reports, proxy and information statements and other information concerning the Fund can be inspected at the offices of the American Stock Exchange, 86 Trinity Place, New York, New York 10006-1881.

                                   APPENDIX A

                           DESCRIPTION OF BOND RATINGS

                            MOODY'S INVESTORS SERVICE

Long-Term Ratings

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.

        Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Debt Ratings

    Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

    Among the obligations covered are commercial paper, Eurocommercial paper, bank deposits, bankers' acceptances and obligations to deliver foreign exchange. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

    Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               __   Leading market positions in well-established industries.

          __ High rates of return on funds employed.

          __ Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          __ Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          __ Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short- term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


  Not Prime:   Issuers rated Not Prime do not fall within any of the Prime rating categories.

  Preferred Stock Ratings

    Preferred stock rating symbols and their definitions are as follows:

  aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

baa: An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b: An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa: An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca: An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Note: Moody's applies numerical modifiers 1, 2 and 3 in each ratings category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter rating category.

                          STANDARD & POOR'S CORPORATION

Long-Term Issue Credit Ratings

AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rated categories. However, the obligor's capacity to meet its financial commitment is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligator to meet its financial commitment on the obligation.

    Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:      An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    Plus (+) or Minus (-): The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Preferred Stock

A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

The preferred stock ratings are based on the following considerations:

1. Likelihood of payment--capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2. Nature of, and provisions of, the issue;

3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA: This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated "AA" also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations in very strong, although not as overwhelming as for issues rated "AAA."

A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category than for issues in the "A" category.

BB, B:   Preferred stock rated "BB", "B" or "CCC" are regarded, on balance, as

CCC: predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC: The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C:       A preferred stock rated "C" is a non-paying issue.

D: A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

    Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                   APPENDIX B

                       INVESTMENT PERFORMANCE OF THE FUND

Historical Performance

    The following chart compares the historical total return investment performance of the Fund for the 12-month periods indicated relative to the percentage changes in the Credit Suisse First Boston Domestic + High Yield Index(TM) (the "Domestic + Index")(for 2000 only), and the Credit Suisse First Boston Global High Yield Index(TM) (the "Global Index"). The total return investment performance of the Fund means the sum of (i) the change in the net asset value per share of the Fund's Common Stock during the period, (ii) the value of the cash distributions per share of Common Stock accumulated to the end of the period, and (iii) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income, and of capital gains taxes paid or payable on undistributed realized long-term capital gains will be treated as reinvested in shares of the Fund's Common Stock at the net asset value per share in effect at the close of business on the record date for the payment of such dividends and distributions and the date on which provision is made for such taxes, after giving effect to such dividends, distributions and taxes. The calculation of the index returns reflects cash distributions having an ex-dividend date occurring within the period made by the companies whose securities comprise the indexes. While neither the indexes nor the net asset value per share of the Fund reflect the reinvestment of dividends and distributions, management of the Fund believes the indexes provide a reasonable comparison for measuring the Fund's performance. It is important to remember that past performance is no guarantee of future results.

                                       Total Return (%) for the 12-Month Period Ended December 31,
                                  -------------------------------------------------------------------
                         2000     1999    1998      1997     1996     1994    1993     1992    1991    1990    1989
                         ----     ----    ----      ----     ----     ----    ----     ----    ----    ----    ----
   The Fund              (14.48)   2.56   (3.19)   15.44    20.40     0.72    20.27    18.78   36.71   (0.87)  3.72
   Global Index           (5.21)   3.28    0.58    12.63    12.42    (0.97)   18.91    16.66   43.75   (6.38)  0.38
   Domestic + Index       (6.19)   2.26       -        -        -        -        -        -       -       -      -

    The Domestic + Index did not exist prior to 1999. Effective January 1, 2000, the Fund adopted the Index as a benchmark measure of investment performance, following shareholder approval of the change from the Global Index. The Global Index was named the CSFB High Yield Index prior to 2000. The Indexes are calculated daily and published monthly by Credit Suisse First Boston Corporation High Yield Research, which may rebalance or reweight the Indexes every year to match the industry and rating breakdown of the universe of the high-yield public debt market.

A.  Domestic + Index Overview
    -------------------------

    The Domestic + Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market (revisions to the Index are effected monthly). The inception of the Index was January 1999, and there is no historical data prior to the inception date. The Index has several modules representing different sectors of the high yield market, including a cash paying module, a zerofix module, a pay-in-kind module, and a defaulted module. The Domestic + Index is divided into other categories including industry, rating, seniority, liquidity, market value, security price range, yield range and other sector divisions. There are a total of approximately 250 sorts which can be generated by the Domestic + Index.

    The Domestic + Index is priced and run weekly. Monthly returns, however, are typically used for performance attribution.

    Revision Rules:
    --------------

    The Index includes all fixed income, non-convertible, U.S. dollar denominated securities meeting the following inclusion criteria.

     Inclusion Criteria

     Issues rated BB and below by either rating agency, Moody's or S&P (Split BBB rated securities are also included);

     New issues (public and private "Registered 144A") with par amounts greater than $75 million are automatically added to the Index at the time of issuance. There is a maximum of two issues per issuer added to the Index. If an issuer has additional outstanding issues greater than $500 million in size, these securities will be included in the Global Index;

     Preferred issues with par amounts greater than $75 million are automatically added to the Index as the time of issuance. There is no more than one preferred issue of any one issuer;

     Foreign issues (emerging market debt) is excluded from this Index;

     Fallen angels with market values greater than $75 million are added to the Index two months after being down-graded;

     If the security falls into the Split BBB rating category (investment grade rating by one agency and high yield rating by another agency) for any of the inclusion criteria mentioned above, the security has to have a market value greater than $125 million;

     Defaulted issues are included into this module 30 days after a company misses an interest and/or principal payment and defaults on its obligation, or when one or both rating agencies (Moody's and/or S&P) issue a "D" rating on an issue;

  Exclusion Criteria:

     Called, retired, exchanged or upgraded issues from the high yield market are deleted from the Index at the end of the month in which the event took place;

     Defaulted issues are deleted from the Index when the market value of the issue falls below $20 million for six consecutive months:

     Non-defaulted issues are deleted from the Index when the market value of the issue falls below $50 million for six consecutive months;

     A number of characteristics are provided on a monthly basis. Some of these characteristics are:

      Yield to Worst ("YTW") - the Yield to Worst is the minimum of the yield to every call date in the call schedule for a security. The YTW for the Index is the market weighted YTW of the constituents for the Index at that period;

     Spread to Treasury - the YTW spread to comparable maturity treasury, market weighted for the issues in the Index; and

     Market Value - the sum of the product of the amount outstanding of each issue by its market price.

     Total Return Components:
     -----------------------

     Principal Change: The price change component of the total return for each security market weighted. That series is related to the change in the average price of a security.

     Interest Component: The change in total return due to coupon and accrued interest, market weighted.

     Cumulative Return: A geometric progression of returns with the relationship:

     R = ((1 +r)*(1 +r//2//)*(1+r//3//) - 1)

     Price Volatility: The market weighted eight month price volatility annualized.

     Return Volatility: The standard deviation of monthly return for a specified period.

     Rating Tiers:
     ------------

     Upper Tier: Split BBB issues, those with one BBB and one BB rating, are in this tier, as are BB issues and Split BB issues (one BB and one B rating).

     Middle Tier: Single B and split Single B issues (one single B and one CCC rating) are in this tier.

     Lower Tier: All issues rated CCC and below, including Defaulted securities.

B.   Global Index Overview

     The Global Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market (revisions to the Index are effected monthly). The Index has been maintained since January 1986 on a monthly basis and since January 1994 on a weekly basis.

     The Index has several modules representing different sectors of the high yield market including a cash paying module, a zerofix module, a pay-in-kind module, and a defaulted module. The Global Index is divided into other categories including industry, rating, seniority, liquidity, market value, security price range, yield range and other sector divisions. There are a total of approximately 250 sorts which can be generated by the Global Index.

     The Global Index is priced and run weekly, however monthly returns are typically used for performance attribution.

     Revision Rules:
     --------------

     The Index includes all fixed income, non-convertible, U.S. dollar denominated securities meeting the following inclusion criteria.

     Inclusion Criteria:

     Issues rated BB and below by either rating agency, Moody's or S&P. (Split BBB rated securities are also included.)

     New issues (public and private "Registered 144A") with par amounts greater than $75 million are automatically added to the Index at the time of issuance. There is a maximum of two issues per issuer added to the Index. If an issuer has additional outstanding issues greater than $500 million in size, these securities will be included in the Global Index.

     Preferred issues with par amounts greater than $75 million are automatically added to the Index as the time of issuance. There is no more than one preferred issue of any one issuer.

     Foreign issues (emerging market debt) which is U.S. dollar denominated with par amounts greater than $150 million are automatically added to the Index as the time of issuance. Sovereign debt is not included.

     Fallen angels with market values greater than $75 million are added to the Index two months after being down-graded.

     If the security falls into the Split BBB rating category (investment grade rating by one agency and high yield rating by another agency) for any of the inclusion criteria mentioned above, the security has to have a market value greater than $125 million.

     Defaulted issues are included into this module 30 days after a company misses an interest and/or principal payment and defaults on its obligation, or when one or both rating agencies (Moody's and/or S&P) issue a "D" rating on an issue.

     Exclusion Criteria:

     Called, retired, exchanged or upgraded issues from the high yield market are deleted from the Index at the end of the month in which the event took place.

     Defaulted issues are deleted from the Index when the market value of the issue falls below $20 million for six consecutive months.

     Non-defaulted issues are deleted from the Index when the market value of the issue falls below $50 million for six consecutive months.

     A number of characteristics are provided on a monthly basis. Some of these characteristics and a brief description follows:

     Yield to Worst: The Yield to Worst is the minimum of the yield to every call date in the call schedule for a security. The YTW for the Index is the market weighted YTW of the constituents for the Index at that period.

     Spread to Treasury: The YTW spread to comparable maturity treasury, market weighted for the issues in the Index.

     Market Value: The sum of the product of the amount outstanding of each issue by its market price.

     Total Return Components:
     -----------------------

     Principal Change: The price change component of the total return for each security market weighted. That series is related to the change in the average price of a security.

     Interest Component: The change in total return due to coupon and accrued interest, market weighted.

     Cumulative Return: A geometric progression of returns with the relationship:

     R =((1 +r)*(1 +r//2//)*(1+r//3//) - 1)

     Price Volatility: The market weighted eight month price volatility annualized.

     Return Volatility: The standard deviation of monthly return for a specified period.

     Rating Tiers:
     ------------

     Upper Tier: Split BBB issues, those with one BBB and one BB rating, are in this tier, as are BB issues and Split BB issues (one BB and one B rating).

     Middle Tier: Single B and split Single B issues (one single B and one CCC rating) are in this tier.

     Lower Tier: All issues rated CCC and below, including Defaulted securities.

                        Pacholder High Yield Fund, Inc.


                       3,174,053 Shares of Common Stock
                           Issuable Upon Exercise of
                            Rights To Subscribe for
                                  Such Shares


                                  PROSPECTUS




                               __________, 2001

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Fund, the Adviser or the Dealer Manager. Neither the delivery of this Prospectus nor any sale made hereunder shall under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof or that the information contained herein is correct as of any time subsequent to its date. However, if any material change occurs while this prospectus is required by law to be delivered, this Prospectus will be amended or supplemented accordingly. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy, any securities other than the registered securities to which it relates. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy in any circumstances in which such offer or solicitation is unlawful.

                          PART C -- OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(1) Financial Statements:

    (a) Statement of Net Assets at June 30, 2000 (Unaudited)*

    (b) Statement of Operations For the Six Months Ended June 30, 2000 (Unaudited)*

    (c) Statements of Changes in Net Assets For the Six Months Ended June 30, 2000 (Unaudited) and For the Year Ended December 31, 1999*

    (d) Financial Highlights (Unaudited as to June 30, 2000)

    (e) Notes to Unaudited Financial Statements*

    (f) Statement of Net Assets at December 31, 1999*

    (g) Statement of Operations For the Year Ended December 31, 1999*

    (h) Statements of Changes in Net Assets For the Years Ended December 31, 1999 and 1998*

    (i) Financial Highlights

    (j) Notes to Financial Statements*

    (k) Independent Auditors' Report*

All other financial statements, schedules and historical financial information are omitted because the conditions requiring their filing do not exist.

_____________________________
* Incorporated by Reference

(2) Exhibits:

    (a) (i) Articles of Incorporation. Incorporated by reference to Amendment No. 5 to the Registration Statement on Form N-2 (File No. 811-
              5639) (the "Registration Statement") filed on November 16, 1988.

        (ii) Articles of Amendment. Incorporated by reference to Amendment No. 6 to the Registration Statement filed on March 19, 1992.

        (iii) Articles Supplementary Creating and Fixing the Rights of Series C and Series D Cumulative Preferred Stock. Incorporated by reference to Amendment No. 15 to the Registration Statement filed on January 19, 1999.

        (iv) Articles Supplementary Creating and Fixing the Rights of Series E Cumulative Preferred Stock.

    (b) Amended and Restated By-Laws. Incorporated by reference to Amendment No. 15 to the Registration Statement filed on January 19, 1999.

    (c) Not applicable.

    (d) (i) Specimen certificate for Common Stock. Incorporated by reference to Amendment No. 3 to the Registration Statement filed on November 10, 1988.

        (ii) Specimen certificate for Series C Cumulative Preferred Stock. Incorporated by reference to Amendment No. 16 to the Registration Statement filed on February 17, 1999.

        (iii) Specimen certificate for Series D Cumulative Preferred Stock. Incorporated by reference to Amendment No. 16 to the Registration Statement filed on February 17, 1999.

        (iv)  Specimen certificate for Series E Cumulative Preferred Stock.

        (v) Subscription Certificate for subscribing for Shares pursuant to the Offer.*

        (vi) Notice of Guaranteed Delivery for Subscribing for Shares pursuant to the Offer.*

        (vii) Subscription Agent Agreement between Pacholder High Yield Fund, Inc. and Equiserve Trust, N.A.*

    (e) Dividend Reinvestment Plan. Incorporated by reference to Amendment No. 16 to the Registration Statement filed on February 17, 1999.

    (f)       Not applicable.

    (g) (i) Investment Advisory Agreement dated August 20, 1998. Incorporated by reference to Amendment No. 15 to the Registration Statement filed on January 19, 1999.

        (ii) Amendment No. 1 to Investment Advisory Agreement dated January 1, 2000.

    (h) (i)   Form of Dealer Manager Agreement.

        (ii)  Form of Soliciting Dealer Agreement.

    (i)       Not applicable.

    (j) Custody Agreement dated May 1, 1996. Incorporated by reference to Amendment No. 15 to the Registration Statement filed on January 19, 1999.

    (k) (i) Transfer Agency and Service Agreement dated January 1, 1999. Incorporated by reference to Amendment No. 15 to the Registration Statement filed on January 19, 1999.

        (ii) Administration Agreement dated June 5, 1996. Incorporated by reference to Amendment No. 15 to the Registration Statement filed on January 19, 1999.

        (iii) Accounting Services Agreement dated May 20, 1991, as amended. Incorporated herein by reference to Amendment No. 7 to the Registration Statement filed on October 21, 1992.

    (l)       Opinion and Consent of Kirkpatrick & Lockhart LLP.*

    (m)       Not applicable.

    (n)       Consent of Deloitte & Touche LLP.

    (o)      Not applicable.

    (p)      Not applicable.

    (q)      Not applicable.

    (r)      Code of Ethics.

__________________
        * To be filed by amendment.

Item 25. Marketing Arrangements

        See Exhibit (h)(i).

Item 26. Other Expenses of Issuance and Distribution

        The expenses in connection with the Offer, all of which are being borne by the Registrant, are as follows:

Registration Fee......................................................   8,467
National Association of Securities Dealers, Inc. fee..................      *
American Stock Exchange Listing fee...................................      *
Printing (other than stock certificates)..............................      *
Accounting fees and expenses..........................................      *
Legal fees and expenses...............................................      *
Dealer Manager's expense reimbursement................................      *
Information Agent fees and expenses...................................      *
Subscription Agent fees and expenses..................................      *
Miscellaneous.........................................................      *
             Total....................................................  $
                                                                        ======


_______________
* To be completed by amendment.

Item 27.   Persons Controlled by or Under Common Control

        None.

Item 28.   Number of Holders of Securities

        Set forth below are the number of record holders as of December 31, 2000 of each class of securities of the Registrant:

                         Title of Class                               Number of Record Holders
                         --------------                               ------------------------
     Common Stock, par value $.01 per share.................                   [_]
     Cumulative Preferred Stock, par value $.01 per share...                   [_]

Item 29.   Indemnification

        Article NINTH, Section 5 of the Registrant's Articles of Incorporation provides as follows:

           "(5) The Corporation shall indemnify (a) its directors to the full extent provided by the general laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures provided by such laws; (b) its officers to the same extent it shall indemnify its directors; and (c) its officers who are not directors to such further extent as shall be authorized by the Board of Directors and be consistent with law; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The foregoing shall not limit the authority of the Corporation to indemnify other employees and agents consistent with law."

        Officers and directors of the Registrant are covered by an insurance policy against liabilities and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involve willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 29, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 30.  Business and other connections of Investment Adviser.

        Pacholder & Company, LLC is engaged primarily in the business of providing investment advisory services. A description of the members of Pacholder & Company, LLC and other required information is included in the Form ADV and schedules thereto of Pacholder & Company, LLC on file with the Securities and Exchange Commission (File No. 801-55869) and is incorporated herein by reference.

Item 31.  Location of Accounts and Records.

        The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 inclusive thereunder at its principal office located at 8044 Montgomery Road, Suite 480, Cincinnati, Ohio 45236. Certain records, including records relating to the Registrant's shareholders and certain records relating to the physical possession of the Registrant's securities may be maintained at the offices of the Registrant's custodian, transfer agent, dividend disbursing agent and registrar, Firstar Bank, N.A., located at 425 Walnut Street, Cincinnati, Ohio 45202.

Item 32.  Management Services

Not applicable.

Item 33.  Undertakings.

1. The Registrant undertakes to suspend offering of shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.   Not applicable.

3.   Not applicable.

4.   The Registrant undertakes:

               a. to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (1) to include any prospectus required by Section 10(a)(3) of the Securities Act;

               (2) to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

               (3) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

               b. that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

               c. to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

5.             The Registrant undertakes that:

               a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the 1933Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

               b. for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.      Not applicable.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, and State of Ohio, on the 2nd day of February, 2001.

                            PACHOLDER HIGH YIELD FUND, INC.



                            By:  /s/ William J. Morgan
                                 ________________________________
                                 William J. Morgan,
                                 Chairman of the Board, President

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

         Signature                   Title                        Date
         ---------                   -----                        ----

/s/ William J. Morgan
_______________________        Chairman of the Board        February 2, 2001
    William J. Morgan            (principal executive
                                 officer), President,
                                 and Director,

/s/ James E. Gibson
_______________________        Treasurer (principal         February 2, 2001
    James E. Gibson               financial and
                                 accounting officer)

/s/ Daniel A. Grant
_______________________        Director                     February 2, 2001
      Daniel A. Grant


/s/ John F. Williamson
_______________________        Director                     February 2, 2001
    John F. Williamson


/s/ George D. Woodard
_______________________        Director                     February 2, 2001
    George D. Woodard

                               INDEX TO EXHIBITS

Exhibit
Letter                            Description
------                            -----------

(a)(iv)      Articles Supplementary Creating and Fixing the Rights of Series
                 E Cumulative Preferred Stock

(d)(iv)      Specimen certificate for Series E Cumulative Preferred Stock

   (v)       Subscription Certificate for subscribing for Shares pursuant to the Offer*

   (vi)      Notice of Guaranteed Delivery for subscribing for Shares*

   (vii)     Subscription Agent Agreement*

(g)(ii)      Amendment No. 1 to Investment Advisory Agreement dated January
                 1, 2000

(h)(i)       Form of Dealer Manager Agreement

   (ii)      Form of Soliciting Dealer Agreement

(l)          Opinion and Consent of Kirkpatrick & Lockhart LLP*

(n)          Consent of Deloitte & Touche LLP

(r)          Code of Ethics.


----------
* To be filed by amendment.